Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	10/25/08

MONTHLY OPERATING REPORT

Document
REQUIRED DOCUMENTS	Form No.	Attached	Explanation

Schedule of Cash Receipts and Disbursements	MOR-1	Yes

Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1A	Yes	MOR 1-A includes explanation and list of bank accounts with book balance.

Schedule of Professional Fees Paid	MOR-1B	Yes

Copies of Bank Statements		No	See explanation on MOR-1A.

Cash Disbursements Journal		No	See summary of disbursements on MOR-1.

Statement of Operations	MOR-2	Yes

Balance Sheet	MOR-3	Yes

Status of Postpetition Taxes	MOR-4	Yes

Copies of IRS Form 6123 or Payment Receipt	MOR-4A	Yes	MOR-4A includes verification of tax payments from 3rd party payroll processor.

Copies of Tax Returns Filed During Reporting Period	MOR-4B	Yes	List of tax returns filed. See MOR-4 for further explanation.

Summary of Unpaid Postpetition Debts	MOR-5	Yes

Listing of Aged Accounts Payable	MOR-5A	Yes

Accounts Receivable Reconciliation and Aging	MOR-6	Yes

Debtor Questionnaire	MOR-6	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Scott Hurd	11/24/2008
Signature of Authorized Individual	Date

Scott Hurd
Printed Name of Authorized Individual

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	10/25/08

MOR-1: SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	Current Month
	(9/28/08 - 10/25/08)			Cumulative Filing to Date (1)
($000s)	Actual	Projected (5)		Actual	Projected (5)

Cash Receipts:

Sales Receipts	$141,381	$165,729		$896,501	$1,129,640
Other Receipts (i.e. Tenant Allow.)	18,538	496		28,320	3,009
Store Closure Proceeds	200,000	—		400,414	121,449
Total Receipts	359,919	166,225		1,325,235	1,254,097

Cash Disbursements:

Trade Payments:
A/P - Merchandise	36,719	122,711		311,300	652,360
Rollover A/P - Prepaid	—	—		8,801	—
A/P - LC’s & Trade Card	22,813	—		66,714	—
A/P - LAPP		—		—	—
Total Trade Payments	59,532	122,711		386,815	652,360

Operating Expenses:
Payroll, Payroll Taxes & Benefits	24,013	24,413		166,932	162,279
Rent Checks and Wires	17,220	16,613		95,180	85,882
Marketing	3,113			18,383	—
Capital Expenditures	—			—	—
Freight	10,896			49,677	—
Sales Tax Payable	8,314	11,198		68,591	69,330
SCS Expense / Savings	(690)	—		(2,809)	—
Other (Import duties, Misc. CC fees)	15,679	—		94,328	—
Administrative & Selling Expenses	—	45,053	(2)	—	276,446
Total Operating Expenses	78,545	97,277		490,283	593,937

Non-Operating Expenses:
DIP & Revolver Interest & Fees	—	—		1,052	—
Other Interest Expense / (Income)	—	—		2,806	—
Total Non-Operating Expenses	—	—		3,858	—

Net Operating Cash Flow	221,842	(53,763)		444,279	7,800

Bankruptcy Expenses:
DIP Fees & Expenses	—	—		14,000	14,000
Deposits for Utilities	—	—		1,485	—
Professional Fees & US Trustee Fees	3,559	2,040		13,635 (3)	16,050
Total Bankruptcy Expenses	3,559	2,040		29,120	30,050

Net Cash Flows	$218,283	$(55,803)		$415,159	$(22,250)

Draw / (Paydown) of DIP Facility	(180,304)	N/A		(393,187)	N/A

Net Change in Cash	$37,979			$21,972

Disbursements for Calculating U.S. Trustee Quarterly Fees

Total Disbursements for Calculating	$141,636

	Allocation	Fiscal	Quarter to
	Percentage (4)	Period	Date
Linens ‘n Things Center, Inc.	12.2%	$17,337	17,337
LNT Merchandising Company LLC	22.4%	31,687	31,687
LNT Services, Inc.	61.0%	86,396	86,396
LNT West, Inc.	2.0%	2,772	2,772
LNT, Inc.	2.4%	3,386	3,386
Linens ‘n Things, Inc.	0.0%	48	48
LNT Virginia LLC	0.0%	10	10
LNT Leasing II LLC	0.0%	—	—
LNT Leasing III LLC	0.0%	—	—
Bloomington MN L.T., Inc.	0.0%	—	—
Citadel LNT LLC	0.0%	—	—
Vendor Finance LLC	0.0%	—	—
Linens Holding Co.	0.0%	—	—
	100.0%	141,636	141,636

(1)

The cumulative cash receipts and disbursements includes the five-day period prior to the petition date (04/27/08 - 05/01/08). The Debtors do not track projected or actual cash receipts and disbursements on a daily basis. Therefore, the entire first week of the fiscal month is included on this schedule.

(2)	The Debtors’ projections group all Administrative & Selling Expenses into one category. This category includes the Marketing, Freight and Other categories from the Actual disbursements.
(3)	The Debtors paid $1.9 million of this total professional fees between 04/27/08 and the filing date.
(4)

The allocation percentage to the various Debtor entities represents the approximate percentage of the total disbursements made in the 90-day period preceding the petition date made by each debtor (see Statement of Financial Affairs 3-B for each Debtor). The calculation of the percentages is based on disbursements made to third parties and does not include transfers amongst the Debtors.

(5)	Budget filed with Initial Operating Report on June 6, 2008.

MOR-1

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	10/25/08

MOR-1A:  BANK RECONCILIATIONS

I attest that each of the Debtors’ corporate bank accounts is reconciled to monthly bank statements. The Company’s standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each calendar month within 30 days after the month end.  Store bank accounts are not reconciled on a monthly basis.  These accounts are strictly depository accounts; neither checks nor wires are drafted from these accounts.  Balances in these accounts are swept into corporate accounts (which are reconciled as described above) on a daily basis.  The Company is developing a system to enable it to prepare timely reconciliations for the store bank accounts.  See the attached schedule for a listing of each of the Debtors’ bank accounts and the book balance of the account as of the end of the fiscal month covered by this report.

/s/ Scott Hurd
Scott Hurd
CFO
Linens ’N Things

MOR-1A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	10/25/08

MOR-1A:  BANK RECONCILIATIONS - continuation sheet

Bank Name	Entity	Account #	Book Balance

I. Bank Accounts Classified as “Cash” on the Balance Sheet:

Bank of America	Linens N Things Inc,	...0382	$327,821
Citizens Bank	Linens N Things Inc,	...5636	188,506
Intrust Bank	Linens N Things Inc,	...1579	14,606
Univest (Pennview)	Linens N Things Inc,	...1641	14,634
Fifth Third	Linens N Things Inc,	...9498	83,703
Bank of the Cascades	Linens N Things Inc,	...2926	628,366
Bankcorp South	LNT Inc.	...2799	24,933
Bank of America	LNT Inc.	...3632	693,618
Chittenden Bank	LNT Inc.	...1837	32,464
First Interstate Bank	LNT Inc.	...6542	—
Huntington National Bank (Sky)	LNT Inc.	...7158	(1,764)
National City Bank, IL	LNT Inc.	...9258	418,827
National City Bank, OH	LNT Inc.	...0543	70,831
National City Bank, IN	LNT Inc.	...3604	67,443
National City Bank, MI	LNT Inc.	...5959	944
Regions Bank (Union Planters)	LNT Inc.	...4407	30,454
Regions Bank (AmSouth)	LNT Inc.	...0104	305,359
SunTrust	LNT Inc.	...2338	570,270
TD Banknorth N.A. (Banknorth)	LNT Inc.	...2769	63,548
TD Banknorth N.A. (BoNH)	LNT Inc.	...6681	221,251
US Bank, MO	LNT Inc.	...4286	345,041
Wachovia	LNT Inc.	...4746	3,079,923
Wheatland Bank	LNT Inc.	...0288	25,479
JP Morgan Chase	LNT West	...6720	515,143
Norwest Bank (Wells Fargo)	LNT West	...3860	1,201,530
Bank of New York	Bloomington	...8546	—
Bank of New York	LNT Leasing II LLC	...8562	—
Bank of New York	LNT Leasing III LLC	...4479	—
Bank of New York	Linens N Things Center	...8261	35,132,805
Bank of New York	Linens N Things Inc.	...0931	—
Bank of New York	LNT Inc.	...8538	(15,000)
Bank of New York	LNT West	...8619	—
Bank of New York	LNT Virginia LLC	...8570	—
Bank of New York	LNT Merchandising	...4460	3,086,336
Bank of New York	Citadel	...4568	—
Bank of New York	LNT Services	...3101	5,305,516
Wachovia	LNT Services	...8232	73,264
Wachovia	LNT Leasing II LLC	...8261	—
Wachovia	LNT Leasing III LLC	...8274	—
Wachovia	Center	...8216	612,269
Wachovia	Linens N Things Inc.	...8229	—
Wachovia	LNT Inc.	...8245	—
Wachovia	LNT West	...8258	—
Wachovia	LNT Services	...2572	40,100
Solutran / Lake Region Bank	LNT Inc.	...4045	46,446
JPMorgan Chase	LNT Services	...5828	3,373

MOR-1A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	10/25/08

MOR-1A:  BANK RECONCILIATIONS - continuation sheet

Bank Name	Entity	Account #	Book Balance

Bank of America	LNT Inc.	...8980	298,880
Bank of America	LNT Inc.	...9000	2,953,490
Bank of America	LNT Inc.	...9729	259,467
Bank of America	Linens ‘n Things, Inc.	...9192
JPMorgan Chase	LNT Services	...5801	100,331
Evergreen Investments	LNT Services	...4761	305,586
Bank of New York	Linens N Things Center	...0307
Bank of New York	LNT Merchandising	...7842
Bank of America	Utility Deposits	...9192	1,084,663
Bank of America	Fixed Assets	7941	1,680,000

			59,890,456
Adjustments:
Store Deposits Swept into Centralized Accounts (in transit)			(216,777)
Cash on Hand at Stores			686,395
Miscellaneous			(1,953)
Lease and Tax Payments in Transit			(234,738)

Cash Balance per Balance Sheet			60,123,383

II. Bank Accounts Classified as Liabilities on Balance Sheet (Outstanding Checks)

Bank of New York	LNT Merchandising	…3296	(8,394,936)
Bank of New York	LNT Services	…3270	(6,279,874)
Bank of New York	LNT Services	…3288	(5,832,314)
			(20,507,124)

III. Net Book Balance			$39,616,259

MOR-1A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	10/25/08

MOR-1B: SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID (1)

	Period	Check		Amount Paid
Payee	Covered	Number	Date	October	YTD

Conway, Del Genio & Gries	Sept Exp/Oct Fees	WIRE	10/08/08	$211,522	$1,037,080
Carl Marks	N/A	N/A	N/A	—	346,066
Asset Disposition Advisors	July / Aug-08	WIRE	10/24/08	322,507	976,694
Cole Schotz	July Expenses	CHECK	10/21/08	3,476	see below
Cole Schotz	May - July-08	CHECK	10/10/08	7,923	207,256
Financo	Jun-08	WIRE	09/30/08	50,000	see below
Financo	Jul-08	WIRE	10/24/08	53,160	154,083
Gardere	N/A	N/A	N/A	—	650,755
Otterbourg	Aug-08	WIRE	10/21/08	307,708	1,150,542
Protiviti	Jul-08	WIRE	10/21/08	181,955	507,998

Total				$1,138,251	$5,030,475	(2)

(1)	Includes amounts paid to court approved professionals only (Debtors’ and Creditors’ Committee professsionals).
(2)

Balance does not rollforward from September 2008 MOR. The September 2008 YTD total did not reflect the $651k paid to Gardere in September 2008. However, these amounts were reflected in the September column in last month’s report. The Year to Date total has been adjusted in this report to capture the $651k paid to Gardere through September.

MOR-1B

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	10/25/08

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

	October	Cumulative
	(9/28/08-10/25/08)	Filing to Date

Gross Revenues	$54,468,143	$653,119,162
Rebates and Returns	(489,363)	1,218,485
Cost of Goods Sold	(23,821,805)	(314,520,563)

Initial Mark On (IMO)	30,156,975	339,817,084

Markdowns	(4,866,841)	60,837,475
Gross Allowances	(5,050,508)	(24,615,929)
Deferred Allowances	—	(21,980,722)
Total Markdowns - Net	(9,917,349)	14,240,824

Merchant Margin	40,074,324	325,576,260

Supply Chain Expenses	(1,509,784)	(25,446,832)
Buying, Product Development, Shrink	5,946,794	(10,738,898)
Gross Profit	44,511,334	289,390,530

Store Payroll Expense	(7,491,105)	(85,338,647)
Other Store Selling Expenses (see attached schedule)	(2,493,946)	(24,358,055)
Total Selling Expense	(9,985,051)	(109,696,702)

Margin after Selling Expenses	34,526,283	179,693,828

Occupancy	(13,264,440)	(178,501,300)
Sales Promotions	(2,805,153)	(23,739,099)
Other Store Expenses (see attached schedule)	(1,983,973)	(7,688,707)
Supervisory / Other	(500,790)	(4,975,903)
Total Store Expenses	(18,554,356)	(214,905,009)

Store Contribution	15,971,927	(35,211,181)

Administrative Salaries	(1,832,312)	(12,702,817)
Other Administrative Expenses (see attached schedule)	4,036,589	(2,371,382)
Other Income / (Expense)	239,720	1,845,983
Interest	(566,666)	(9,696,343)
Taxes	(259,115)	(1,986,829)
Total General & Administrative	1,618,216	(24,911,388)

Net Earnings	$17,590,143	$(60,122,569)

Reorganization Items (see attached schedule)	68,026,722	(173,642,613)

Net Earnings After Reorganization Items	$85,616,865	$(233,765,182)

MOR-2

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	10/25/08

MOR-2: STATEMENT OF OPERATIONS - continuation sheet

	Postpetition
	Fiscal Period	Cumulative
Breakdown of “Other” Category	(9/28/08-10/25/08)	Filing to Date

Other Store Selling Expenses
- Payroll Taxes	$(949,654)	$(8,670,961)
- Employee Benefits	1,857,582	491,020
- Workers Compensation	(478,342)	(4,506,547)
- 401(K)	(48,814)	(620,323)
- Store Travel	21,986	(181,009)
- Management Development	13,480	(171,064)
- Store Supplies	123,090	(2,785,273)
- Third Party Commissions	(3,115,058)	(7,302,410)
- Store Bonus Cost	23,383	(352,559)
- Employee Referrals	(744)	(74,445)
- Relocations	59,145	(184,484)
	(2,493,946)	(24,358,055)
Other Store Expense
- Cash Over & Short	(37,329)	(158,374)
- Inventory Fees	(171,605)	(440,697)
- Security	(3,154)	(883,446)
- Bad Checks Expense	(40,570)	(169,677)
- Check Collection Fees, Net	30,820	(5,311)
- Credit & Check Auth Fee	9,912	(666,446)
- Telephone	(16,964)	(845,081)
- Postage	(9,636)	(157,850)
- Charge Card Discount, Net	(2,305,793)	(12,706,115)
- Bank Service Fees	(121,057)	(572,044)
- Employment Agency Fees	17,816	(75,590)
- Canadian License Fee & Miscellaneous	663,587	8,991,924
	(1,983,973)	(7,688,707)
Other Administrative Expenses
- Division Management	(5,119)	(96,369)
- Human Resources	(96,629)	(899,824)
- Construction & Maintenance	(8,963)	478,636
- Store Planning	(1,168)	(8,744)
- Lease Administration	(2,642)	(15,858)
- Legal	(1,086)	(502,618)
- Marketing	(8,097)	(59,972)
- Accounting & Shrink	(42,373)	(397,575)
- Quality Control	86,055	1,043,223
- Admin Services	27,858	(325,851)
- Information Services	24,993	(2,232,666)
- Store Operations	(5,268)	(33,520)
- Home Office	4,488	(95,509)
- Shareholder Reporting	(6,124)	(64,020)
- Employee Benefits	68,824	(505,128)
- Minimum Rent	(164,214)	(978,987)
- Outside Services	(60,855)	(661,588)
- Consulting	(87,739)	(497,297)
- Miscellaneous	81,352	295,636
- Home Office Operating Costs	(118,300)	(771,108)
- Insurance	(30,621)	(401,115)
- Apollo & NRDC Management Fees	—	(803,573)
- Stock Option Expense	4,931,736	6,813,129
- Workers Comp	4,025	(20,196)
- 401(K)	(43,497)	(552,763)
- Audit Fees	—	(1,194,500)
- Directors & Registers Fees	—	606,685
- Charitable Contribution	(2,420)	(60,753)
- Merchandise Allocation	—	2,643,303
- Amort of DIP Costs	(267,158)	(1,555,241)
- Administrative Office Depreciation	(240,469)	(1,517,219)
	4,036,589	(2,371,382)
Other Reorganization Expenses
- Transaction Costs - Financing Costs	(2,009,883)	(10,976,082)
- Transaction Costs - Legal & Professional Fees	(2,231,321)	(10,105,033)
- Credit Facility Fees	—	(10,620,225	)(1)
- Restructuring Reserve	238,101,707	71,733,123
- Store Closing Expenses	(165,833,781)	(213,674,396)
	68,026,722	(173,642,613)

(1) Represents the write-off of the costs associated with the prepetition credit facility.

MOR-2 (continued)

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	10/25/08

MOR-3: BALANCE SHEET

	Postpetition Fiscal Period as of 10/25/08(a)		Prepetition Balance as of 5/01/08
Assets
Current Assets
Cash	$60,123,384		$26,512,240
Accounts Receivable (Net)	75,816,398		25,333,978
Inventory	—		696,841,386
Inventory Related to Liquidation Sales	450,406,451		—
Prepaid Expenses	13,467,183		41,949,381
Total Current Assets	599,813,416		790,636,985

Property & Equipment
Building	5,010,000		5,010,000
Furniture & Fixtures	109,982,620		292,277,444
Hardware	5,748,729		14,866,273
Leasehold Improvements	9,842,241		207,217,671
Land	1,030,400		1,030,400
Software	7,176,757		8,911,489
Less: Accumulated Depreciation	(59,647,943)		(214,507,584)
Total Property & Equipment	79,142,804		314,805,693

Other Assets
Identifiable Intangible	123,785,452		138,157,957
Goodwill	253,159,671		253,159,671
Other Noncurrent Assets (see attached)	3,518,429		36,700,672
Total Other Assets	380,463,552		428,018,300

Total Assets	$1,059,419,772		$1,533,460,978

Liabilities and Shareholders’ Equity
Liabilities Not Subject to Compromise
Current Liabilities
Accounts Payable, Merchandise Accruals, Refunds & Allow.	75,086,095		87,301,142
Due To Customers	5,911,497		41,159,477
Salaries And Wages	6,888,039		11,564,444
Taxes (non Franchise and Income Tax)	15,070,971		14,990,551
Workers Compensation	2,645,554		2,093,201
Current Retirement Plans	—		56,148
Rent	—		—
General Liability Claims	815,020		1,330,306
Accrued Auto Claims and Uninsured Losses	22,305		346,074
Other Accrued Liabilities (see attached)	242,710,531		146,966,580
Total Current Liabilities	349,150,013		305,807,923

Long Term Liabilities
Long-Term Borrowings	(31,276,478	)(b)	1,032,387,823
Noncurrent Deferred Income	—		47,837,278
Other Liabilities (see attached)	4,238,786		80,099,764
Total Long Term Liabilities	(27,037,692)		1,160,324,865

Total Liabilities Not Subject to Compromise	322,112,321		1,466,132,788

Liabilities Subject to Compromise
L/T Senior Secured Note	650,000,000		—
Unsecured Claims	239,474,957		—
Priority Claims	26,391,683		—
Total Liabilities Subject to Compromise	915,866,640		—

Total Liabilities	1,237,978,961		1,466,132,788

Shareholders’ Equity
Common Stock	130,130		130,130
Additional Paid-In Capital	593,666,009		600,479,139
Retained Earnings - Prepetition	(536,191,697)		(536,191,697)
Retained Earnings - Postpetition	(233,765,117)		—
Currency Gain/Loss	(2,398,514)		2,910,618
Net Shareholders’ Equity	(178,559,189)		67,328,190

Total Liabilities and Shareholders’ Equity	$1,059,419,772		$1,533,460,978

(a)	The Debtors’ converted from accrual-basis accounting to cash-basis accounting in October 2008.
(b)	The negative liability balance for secured debt is a result of GECC requiring the Debtors to build up its balance to cover its Letters of Credit.

MOR-3

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	10/25/08

MOR-3: BALANCE SHEET - continuation sheet

Postpetition Fiscal
Period as of
10/25/08
Assets
Other Noncurrent Assets
- Utility Deposits	$2,909,216
- Security Deposits	5,000
- CSV of Nationwide Life Insurance Policy on N. Axelrod	604,213
3,518,429
Liabilities and Owners’ Equity
Current Liabilities - Other Accrued Liabilities
- Deferred Compensation	7,083
- Credit Card Finance Charge	2,608
- Payroll Garnishments	(7,589)
- Freight	255,000
- Accrued IBNR	32,000
- Cash BONY O/S Checks	6,171,941
- Net Due to Liquidators	(204,469,939)
- Deferred Revenue	439,129,939
- State Income Tax Payable	1,589,488
242,710,531

Long Term Liabilities - Other Liabilities
- Net Intercompany Canada (foreign exchange conversion)	4,238,786
4,238,786
Adjustments to Owners’ Equity
- Net Earnings	85,616,865
- Net Earnings (Immaterial Adjustment)	(2)
- Decrease in Contributed Capital - Stock Option Expense	(4,931,736)
- Change in Currency Gain / Loss from Exchange Rates	(4,921,438)
75,763,689

MOR-3 (continued)

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	10/25/08

MOR-4: STATUS OF POSTPETITION TAXES (4)

		Amount
	Beginning	Withheld or	Amount	Date	Check No.	Ending Tax
	Tax Liability	Accrued	Paid(5)	Paid	or EFT	Liability

Federal
Withholding	$187,777	$1,830,449	$1,787,788	Various	Various	$230,439
FICA - Employee & Employer	1,082,970	2,455,656	2,651,049	Various	Various	887,578
Unemployment	66,383	6,435	27,362	Various	Various	45,456
Income	—	—	—	N/A	N/A	—
Other	—	—	—	N/A	N/A	—
Total Federal	1,337,131	4,292,541	4,466,199			1,163,472

State and Local
Withholding	277,433	475,161	472,459	Various	Various	280,135
Sales & Use / Excise (3)	2,613,586	13,443,430	8,837,536	Various	Various	7,219,480
Unemployment	(25,968)	106,136	106,045	Various	Various	(25,878)
Real Property (1)	13,833,530	—	13,833,530	N/A	N/A	—
Personal Property (2)	11,768,346	469,058	425,300	Various	Various	11,812,104
Other (2)	1,294,577	240,742	—	N/A	N/A	1,535,319
Total State and Local	29,760,505	14,734,526	23,674,871			20,821,160

Total Taxes	$31,097,635	$19,027,067	$28,141,069			$21,984,633

(1)

The Debtors lease almost all of their properties and pay a majority of their real estate taxes to landlords rather than directly to taxing authorities. The tax obligation listed above is therefore not an obligation to taxing authorities.

(2)

The Debtors have received permission from the Court to pay its prepetition tax obligations. The beginning balances include the prepetition liability for Personal Property and Other (state income and franchise taxes).

(3)	Excludes Sales Tax audits.
(4)

These balances will not tie directly to the balance sheet. The balance sheet accounts includes offsetting receivable balances due from various taxing authorities. This analysis only includes jurisdictions with payable balances.

(5)

Amount paid does not tie to MOR-1 because there are certain differences related to the timing disbursements are captured in the cash flow projection model and there are certain differences related to the timing disbursements are captured in the cash flow projection model and the company’s general ledger.

TAX RETURNS FILED DURING THE REPORTING PERIOD

I attest that all sales and use tax returns have been filed in accordance with state / county / city requirements for the above referenced period and according to the Company’s tax payment schedule.  (See attached schedule - MOR-4A.)  Any payments remitted have been incorporated into the Schedule of Cash Receipts and Disbursements at MOR-1.

All payroll taxes and tax returns are paid through ADP, a third-party payroll processor.  ADP is responsible for withholding all tax amounts from employee wages and remitting both the employer and employee portion of payroll tax liabilities to the appropriate jurisdictions.  The attached are confirmations that Linens ‘N Things has remitted payroll tax obligations to ADP for each of the payroll runs during the fiscal month covered by this report.

/s/ Scott Hurd
Scott Hurd
CFO
Linens ’N Things

MOR-4

MOR-4A: Verification of Tax Payments from

Third Party Payroll Processor

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 Covina Blvd. San Dimas CA 91773

10/15/2008
73/L-1
WIRE TRANSFER

LNT INC

ATTN: TERI JAWOROWSKI

6 BRIGHTON ROAD

CLIFTON, NJ 07015

THE FOLLOWING TOTAL WILL BE CREDITED TO YOUR NEXT PAYROLL BALANCE DUE: $796.0

THE FOLLOWING TOTAL WILL BE CHARGED TO YOUR ACCOUNT ON 10/16/2008: $23,053.08

BR/CO	DESCRIPT	DUE DATE	DOCUMENT NO	CHECK DATE	RSN	AMOUNT
73/L-1	WGPS	10/03/2008	64972930	10/03/2008	CO	$510.55 CR
	EE #: 321057
	CHECK #: UNKNOWN
	IO: 73L-1-A WGPS
73/L-1	WGPS	10/04/2008	64999886	03/21/2008	CO	$53.96 CR
	EE #: 285871
	CHECK #: UNKNOWN
	IO: 73L-1-A WGPS
73/L-1	WGPS	10/06/2008	65178350	04/04/2008	CO	$42.19 CR
	EE #: 285871
	CHECK #: UNKNOWN
	IO: 73L-1-A WGPS
SUB-TOTAL						$606.70 CR

73/L-1	WGPS	10/07/2008	65210194	06/27/2008	CO	$336.37 CR
	EE #: 310943
	CHECK #: UNKNOWN
	IO: 73L-3-A WGPS
SUB-TOTAL						$336.37 CR

73/L-1	WGPS	10/14/2008	69802328759610	10/14/2008	IMP	$146.98 DR
	BROKER ID: 74836966
	IO: 73L-2-A WGPS
SUB-TOTAL						$146.98 DR

SUB-TOT BY DUE DT		10/15/2008				$796.09 CR

73/L-1	WGPS	10/16/2008	70702215158810	10/17/2008	IMP	$2,279.53 DR
	BROKER ID: 74718439
	IO: 73L&T-A WGPS
SUB-TOTAL						$2,279.53 DR

73/L-1	WGPS	10/16/2008	70702215171410	10/17/2008	IMP	$11,519.15 DR
	BROKER ID: 74718486
	IO: 73L-1-A WGPS

1

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 Covina Blvd. San Dimas CA 91773

SUB-TOTAL						$11,519.15 DR

73/L-1	WGPS	10/16/2008	70602184200110	10/17/2008	IMP	$3,114.40 DR
	BROKER ID: 74718534
	IO: 73L-2-A WGPS
SUB-TOTAL						$3,114.40 DR

73/L-1	WGPS	10/16/2008	70602184202210	10/17/2008	IMP	$4,469.22 DR
	BROKER ID: 74718537
	IO: 73L-3-A WGPS
SUB-TOTAL						$4,469.22 DR

73/L-1	WGPS	10/16/2008	70602184203510	10/17/2008	IMP	$1,670.78 DR
	BROKER ID: 74718538
	IO: 73L-4-A WGPS
SUB-TOTAL						$1,670.78 DR

SUB-TOT BY DUE DT		10/16/2008				$23,053.08 DR

GRAND TOTAL						$22,256.99 DR

IF YOU HAVE ANY QUESTIONS CONCERNING THIS NOTIFICATION, PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE.

THE NUMBER OF FAXES SENT TODAY, INCLUDING THIS ONE IS: 1

REASON DESCRIPTION:

CO:	YOU ARE BEING CREDITED FOR AN EMPLOYEE PAYMENT THAT WAS DELETED AT YOUR REQUEST FOR THE ABOVE EMPLOYEE(S) AND PAY DATE(S)

IMP:	YOUR ACCOUNT IS BEING CHARGED FOR AMOUNTS DUE FOR THE PAYROLL (OR PAYROLL ADJUSTMENTS) ASSOCIATED WITS THE ABOVE PAYROLL CHECK DATE.

2

Automatic Data Processing Tax/Financial Services 400 Covina Blvd. San Dimas, California 91773 (909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L-1

FROM:	Wire Transfer Department

DATE:	10/15/08
TIME:	08:30:05

Number of Pages: Including Cover Sheet : 3

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. - 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 W COVINA BLVD SAN DIMAS, CA 91773

DATE:	10/14/08

INVOICE NO:	2499743-00
BR/CO:	73/L-1
BALANCE DUE:	$ 8,127.89 DR

LNT INC

ATTN: TERI JAWOROWSKI

6 BRIGHTON ROAD

CLIFTON, NJ 07015

THE “BALANCE DUE” AMOUNT WILL BE CHARGED TO YOUR ACCOUNT ON 10/15/08.

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT

73/L-2	TAX	10/14/08	21	8,127.89 DR
BATCH #06097

PAYROLL	TOTAL			$8,127.89 DR

SUB-TOTAL:				$8,127.89 DR

		INVOICE TOTAL		$8,127.89 DR

		BALANCE DUE		$8,127.89 DR

IF YOU HAVE ANY QUESTIONS CONCERNING THIS INVOICE, PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE.

REASON DESCRIPTION:

21	YOUR ACCOUNT IS BEING CHARGED FOR THE PAYROLL TAX LIABILITY (OR PAYROLL ADJUSTMENTS) FOR THE ABOVE REFERENCED PAYROLL CHECK DATE.

1

Automatic Data Processing Tax/Financial Services 400 Covina Blvd. San Dimas, California 91773 (909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L-1

FROM:	Wire Transfer Department

DATE:	10/14/08
TIME:	17:25:28

Number of Pages: Including Cover Sheet : 2

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. - 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 W COVINA BLVD SAN DIMAS, CA 91773

DATE:	10/15/08

INVOICE NO:	2439577-01
BR/CO:	73/L-1
BALANCE DUE:	$ 1,384,758.91 DR

ADJUSTED INVOICE

LNT INC

ATTN: TERI JAWOROWSKI

6 BRIGHTON ROAD

CLIFTON, NJ 07015

THE “BALANCE DUE” AMOUNT WILL BE CHARGED TO YOUR ACCOUNT ON 10/16/08.

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT
73/L-1	TAX	10/17/08	21	580,600.97 DR	NEW ITEM VER 01
					BATCH #05494
PAYROLL TOTAL				$580,600.97 DR
73/L-2	TAX	10/17/08	21	159,624.88 DR	NEW ITEM VER 01
					BATCH #05494
PAYROLL TOTAL				$159,624.88 DR
73/L&T	TAX	10/17/08	21	550,636.71 DR	NEW ITEM VER 01
					BATCH #05494
PAYROLL TOTAL				$550,636.71 DR
73/L-3	TAX	10/17/08	21	71,632.71 DR	NEW ITEM VER 01
					BATCH #05494
PAYROLL TOTAL				$71,632.71 DR
73/L-4	TAX	10/17/08	21	22,337.59 DR	NEW ITEM VER 01
					BATCH #05494
PAYROLL TOTAL				$22,337.59 DR
73/L-5	TAX	10/17/08	21	9,216.40 DR	NEW ITEM VER 01
					BATCH #05494
PAYROLL TOTAL				$9,216.40 DR

SUB-TOTAL:				$1,394,049.26 DR

1

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 W COVINA BLVD SAN DIMAS, CA 91773

DATE:	10/15/08

INVOICE NO:	2439577-01
BR/CO:	73/L-1
BALANCE DUE:	$ 1,384,758.91 DR

ADJUSTED INVOICE

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT

73/L&T	NJ-SUIER	09/30/08	03	976.52 CR	2.00% TO 1.90%
73/L-1	NJ-SUIER	09/30/08	03	7,031.64	1.70% TO 1.40%
73/L-1	VT-SUIER	09/30/08	03	108,38 CR	2.30% TO 2.00%
73/L-3	NJ-SUIER	09/30/08	03	1,153.81 CR	2.00% TO 1.90%

SUB-TOTAL ADJ FOR TAX				$9,290.35 CR

		INVOICE TOTAL		$1,384,758.91 DR

		BALANCE DUE		$1,384,758.91 DR

IF YOU HAVE ANY QUESTIONS CONCERNING THIS INVOICE, PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE.

REASON DESCRIPTION:

21	YOUR ACCOUNT IS BEING CHARGED FOR THE PAYROLL TAX LIABILITY (OR PAYROLL ADJUSTMENTS) FOR THE ABOVE REFERENCED PAYROLL CHECK DATE.

03

ADP HAS BEEN NOTIFIED OF AN UPDATE TO YOUR STATE UNEMPLOYMENT INSURANCE (SUIER) CONTRIBUTION RATE. THE RATE CHANGE IS RETROACTIVE TO THE BEGINNING OF THE QUARTER ASSOCIATED WITH THE ABOVE REFERENCED PAYROLL CHECK DATE. THIS HAS RESULTED IN ADP ISSUING YOUR COMPANY A CREDIT/DEBIT (CR/DR).

2

Automatic Data Processing Tax/Financial Services 400 Covina Blvd. San Dimas, California 91773 (909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L-1

FROM:	Wire Transfer Department

DATE:	10/15/08
TIME:	03:01:11

Number of Pages: Including Cover Sheet : 3

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. - 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 COVINA BLVD. SAN DIMAS, CA 91773

10/09/2008
DOC NO:	605017103797
CLEAR DOC NO:	605017103797
73L-1-A

WIRE CONFIRMATION

LNT INC

ATTN: TERI JAWOROWSKI

6 BRIGHTON ROAD

CLIFTON, NJ 07015

THIS IS TO ADVISE YOU IN DETAIL OF HOW YOUR RECENT WIRE TRANSFER WAS APPLIED TO YOUR ACCOUNT.

BR/CO	DESCRIPTION	DOCUMENT NO	CHECK DATE	RSN	AMOUNT
73/L-1	IMP/PYRL	588010767656	10/10/2008	IMP	$10,625.65 DR
	BROKER ID: 74319695
	PRODUCT: IO: ER WGPS

SUB TOTAL					$10,625.65 DR

73/L-2	REV/PYRS	64726043	07/11/2008	CO	$173.79 CR
	FILE #: 278787
	PRODUCT: IO: ER WGPS
73/L-2	IMP/PYRL	587010090575	10/10/2008	IMP	$12,879.78 DR
	BROKER ID: 74319696
	PRODUCT: IO: ER WGPS
73/L-2	REV/PYRS	64892941	03/28/2008	CO	$70.24 CR
	FILE #: 306123
	PRODUCT: IO: ER WGPS

SUB TOTAL					$12,635.75 DR

73/L-6	IMP/PYRL	586010802135	10/10/2008	IMP	$273.82 DR
	BROKER ID: 74319697
	PRODUCT: IO: ER WGPS

SUB TOTAL					$273.82 DR

73/L-7	IMP/PYRL	586010802137	10/10/2008	IMP	$243.89DR
	BROKER ID: 74319698
	PRODUCT: IO: ER WGPS
73/L-7	REV/PYRS	64907759	08/15/2008	CO	$156.14 CR
	FILE #: 241482
	PRODUCT: IO: ER WGPS

SUB TOTAL					$87.75 DR

TOTAL					$23,622.97 DR

1

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 COVINA BLVD. SAN DIMAS, CA 91773

10/09/2008
DOC NO:	605017103797
CLEAR DOC NO:	605017103797
73L-1-A

WIRE CONFIRMATION

WIRE SUMMARY

WIRE TRANSFERS		SETTLED
PROCESS DATE	AMOUNT	AMOUNT
10/09/2008	$23,622.97 DR	$23,622.97 DR

PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE WITH ANY QUESTIONS YOU MAY HAVE CONCERNING THIS CONFIRMATION.

REASON DESCRIPTION:

CO:                            YOU ARE BEING CREDITED FOR AN EMPLOYEE PAYMENT THAT WAS DELETED AT YOUR REQUEST FOR THE ABOVE EMPLOYEE(S) AND PAY DATE(S)

IMP:                      YOUR ACCOUNT IS BEING CHARGED FOR AMOUNTS DUE FOR THE PAYROLL (OR PAYROLL ADJUSTMENTS) ASSOCIATED WITH THE ABOVE PAYROLL CHECK DATE.

2

Automatic Data Processing Tax/Financial Services 400 Covina Blvd. San Dimas, California 91773 (909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L-1

FROM:	Wire Transfer Department

DATE:	10/09/08
TIME:	19:21:20

Number of Pages: Including Cover Sheet : 3

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. - 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

AUTOMATIC DATA PROCESSING
TAX FILING SERVICE
400 W COVINA BLVD
SAN DIMAS, CA 91773

DATE:	10/10/08

INVOICE NO:	2479081-00
BR/CO:	73/L-1
BALANCE DUE:	$ 54.40 CR

LNT INC

ATTN: TERI JAWOROWSKI
6 BRIGHTON ROAD

CLIFTON, NJ 07015

PLEASE BE SURE TO ADJUST THE AMOUNT FUNDED FOR YOUR NEXT PAYROLL WIRE BY THE BALANCE DUE LISTED BELOW. RECEIPT OF PAYMENT SHOULD NOT EXCEED 9 CALENDAR DAYS FROM THE DATE OF THIS INVOICE.

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT
73/L-1	TN-SUIER	09/30/08	03	1,125.65 CR	1.50% TO 1.00%
73/L-2	NM-SUIER	09/30/08	03	687.80 CR	0.80% TO 0.50%
73/L-2		06/30/08	53	15.21 DR	TRC5716931V1
73/L-2		06/30/08	53	15.20 DR	TRC5716931V1
73/L-2	NV-SUIER	06/30/08	54	1,728.64 DR	TRC5716931V1

SUB-TOTAL ADJ FOR TAX				$54.40 CR

		INVOICE TOTAL		$54.40 CR

		BALANCE DUE		$54.40 CR

IF YOU HAVE ANY QUESTIONS CONCERNING THIS INVOICE, PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE.

REASON DESCRIPTION:

03

ADP HAS BEEN NOTIFIED OF AN UPDATE TO YOUR STATE UNEMPLOYMENT INSURANCE (SUIER) CONTRIBUTION RATE. THE RATE CHANGE IS RETROACTIVE TO THE BEGINNING OF THE QUARTER ASSOCIATED WITH THE ABOVE REFERENCED PAYROLL CHECK DATE. THIS HAS RESULTED IN ADP ISSUING YOUR COMPANY A CREDIT/DEBIT (CR/DR).

1

AUTOMATIC DATA PROCESSING
TAX FILING SERVICE
400 W COVINA BLVD
SAN DIMAS, CA 91773

DATE:	10/10/08

INVOICE NO:	2479081-00
BR/CO:	73/L-1
BALANCE DUE:	$ 54.40 CR

REASON DESCRIPTION:

53

IN RESPONSE TO AN AGENCY ASSESSMENT CONCERNING YOUR PAYROLL TAXES, A CHARGE TO YOUR ACCOUNT WILL BE MADE FOR INTEREST AND/OR PENALTY DUE IN THE AMOUNT INDICATED ABOVE. OUR RECORDS INDICATE THAT YOUR COMPANY HAD USE OF FUNDS THAT WERE DUE TO THE REFERENCED TAX AGENCY AT THE TIME THE TAX REPORT IN QUESTION WAS FILED. COPIES OF CORRESPONDENCE CONCERNING THIS MATTER WILL BE FORWARDED TO YOU SHORTLY.

54

THE ABOVE REFERENCED AGENCY HAS ISSUED A NOTICE OF ADDITIONAL TAX DUE. OUR RECORDS INDICATE THAT PRIOR TAX LIABILITIES WERE UNDERPAID BECAUSE AN AGENCY NOTICE OF TAX CREDIT OR OVERPAYMENT WAS APPLIED TO A PREVIOUS TAX RETURN AND THIS CREDIT WAS SUBSEQUENTLY DETERMINED TO BE INVALID, OR TO HAVE BEEN OVERAPPLIED. ADP WILL PAY THESE FUNDS TO THE AGENCY ON YOUR BEHALF, AND COPIES OF CORRESPONDENCE CONCERNING THIS MATTER WILL BE FORWARDED TO YOU SHORTLY.

2

Automatic Data Processing
Tax/Financial Services
400 Covina Blvd.
San Dimas, California 91773
(909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L-1

FROM:	Wire Transfer Department

DATE:	10/10/08
TIME:	03:56:15

Number of Pages: Including Cover Sheet : 3

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. - 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 COVINA BLVD. SAN DIMAS, CA 91773

10/02/2008
DOC NO:	518018556447
CLEAR DOC NO:	518018556447
73L-1-A

WIRE CONFIRMATION

LNT INC

ATTN: TERI JAWOROWSKI
6 BRIGHTON ROAD

CLIFTON, NJ 07015

THIS IS TO ADVISE YOU IN DETAIL OF HOW YOUR RECENT WIRE TRANSFER WAS APPLIED TO YOUR ACCOUNT.

BR/CO	DESCRIPTION	DOCUMENT NO	CHECK DATE	RSN	AMOUNT
73/L&T	IMP/PYRL	632011577020	10/03/2008	IMP	$2,279.54 DR
	BROKER ID: 73924337
	PRODUCT: IO: ER WGPS

SUB TOTAL					$2,279.54 DR

73/L-1	IMP/PYRL	632011577122	10/03/2008	IMP	$11,871.03 DR
	BROKER ID: 73924339
	PRODUCT: IO: ER WGPS

SUB TOTAL					$11,871.03 DR

73/L-2	IMP/PYRL	633018177979	10/03/2008	IMP	$2,985.68 DR
	BROKER ID: 73924362
	PRODUCT: IO: ER WGPS

SUB TOTAL					$2,985.68 DR

73/L-3	IMP/PYRL	633018178003	10/03/2008	IMP	$3,578.67 DR
	BROKER ID: 73924363
	PRODUCT: IO: ER WGPS

SUB TOTAL					$3,578.67 DR

73/L-4	IMP/PYRL	633018178016	10/03/2008	IMP	$1,702.32 DR
	BROKER ID: 73924365
	PRODUCT: IO: ER WGPS

SUB TOTAL					$1,702.32 DR

TOTAL					$22,417.24 DR

1

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 COVINA BLVD. SAN DIMAS, CA 91773

10/02/2008
DOC NO:	518018556447
CLEAR DOC NO:	518018556447
73L-1-A

WIRE CONFIRMATION

WIRE SUMMARY

WIRE TRANSFERS		SETTLED
PROCESS DATE	AMOUNT	AMOUNT
10/02/2008	$22,417.24 DR	$22,417.24 DR

PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE WITH ANY QUESTIONS YOU MAY HAVE CONCERNING THIS CONFIRMATION.

REASON DESCRIPTION:

IMP:YOUR ACCOUNT IS BEING CHARGED FOR AMOUNTS DUE FOR THE PAYROLL (OR PAYROLL ADJUSTMENTS) ASSOCIATED WITH THE ABOVE PAYROLL CHECK DATE.

2

Automatic Data Processing Tax/Financial Services 403 Covina Blvd. San Dimas, California 91773 (909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L-1

FROM:	Wire Transfer Department

DATE:	10/02/08
TIME:	19:16:17

Number of Pages: Including Cover Sheet : 3

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. - 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

AUTOMATIC DATA PROCESSING
TAX FILING SERVICE
400 W COVINA BLVD
SAN DIMAS, CA 91773

DATE:	10/03/08

INVOICE NO:	2439577-00
BR/CO:	73/L-1
BALANCE DUE:	$ 9,290.35 CR

LNT INC

ATTN: TERI JAWOROWSKI
6 BRIGHTON ROAD

CLIFTON, NJ 07015

PLEASE BE SURE TO ADJUST THE AMOUNT FUNDED FOR YOUR NEXT PAYROLL WIRE BY THE BALANCE DUE LISTED BELOW. RECEIPT OF PAYMENT SHOULD NOT EXCEED 9 CALENDAR DAYS FROM THE DATE OF THIS INVOICE.

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT
73/L&T	NJ-SUIER	09/30/08	03	976.52 CR	2.00% TO 1.90%
73/L-1	NJ-SUIER	09/30/08	03	7,051.64 CR	1.70% TO 1.40%
73/L-1	VT-SUIER	09/30/08	03	108.38 CR	2.30% TO 2.00%
73/L-3	NJ-SUIER	09/30/08	03	1,153.81 CR	2.00% TO 1.90%

SUB-TOTAL ADJ FOR TAX				$9,290.35 CR

		INVOICE TOTAL		$9,290.35 CR

		BALANCE DUE		$9,290.35 CR

IF YOU HAVE ANY QUESTIONS CONCERNING THIS INVOICE, PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE.

REASON DESCRIPTION:

03

ADP HAS BEEN NOTIFIED OF AN UPDATE TO YOUR STATE UNEMPLOYMENT INSURANCE (SUIER) CONTRIBUTION RATE. THE RATE CHANGE IS RETROACTIVE TO THE BEGINNING OF THE QUARTER ASSOCIATED WITH THE ABOVE REFERENCED PAYROLL CHECK DATE. THIS HAS RESULTED IN ADP ISSUING YOUR COMPANY A CREDIT/DEBIT (CR/DR).

1

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

AUTOMATIC DATA PROCESSING
TAX FILING SERVICE
400 W COVINA BLVD
SAN DIMAS, CA 91773

DATE:	10/08/08

INVOICE NO:	2399614-01
BR/CO:	73/L-1
BALANCE DUE:	$1,094,250.58 DR

ADJUSTED INVOICE

LNT INC
ATTN: TERI JAWOROWSKI
6 BRIGHTON ROAD
CLIFTON, NJ 07015

THE “BALANCE DUE” AMOUNT WILL BE CHARGED TO YOUR ACCOUNT ON 10/09/08.

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT

73/L-1	TAX	10/10/08	21	506,027.57 DR	NEW ITEM VER 01
					BATCH #03479
PAYROLL TOTAL				$506,027.57 DR
73/L-6	TAX	10/10/08	21	17,275.95 DR	NEW ITEM VER 01
					BATCH #03478
PAYROLL TOTAL				$17,275.95 DR
73/L-2	TAX	10/10/08	21	540,611.69 DR	NEW ITEM VER 01
					BATCH #03479
PAYROLL TOTAL				$540,611.69 DR
73/L-7	TAX	10/10/08	21	30,337.58 DR	NEW ITEM VER 01
					BATCH #03478
PAYROLL TOTAL				$30,337.58 DR

SUB-TOTAL:				$1,094,252.79 DR
73/L-2	MN-SUIER	09/30/08	45	2.21 CR

SUB-TOTAL ADJ FOR TAX				$2.21 CR

1

AUTOMATIC DATA PROCESSING
TAX FILING SERVICE
400 W COVINA BLVD
SAN DIMAS, CA 91773

DATE:	10/08/08

INVOICE NO:	2399614-01
BR/CO:	73/L-1
BALANCE DUE:	$1,094,250.58 DR

ADJUSTED INVOICE

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT
		INVOICE TOTAL		$1,094,250.58 DR

		BALANCE DUE		$1,094,250.58 DR

IF YOU HAVE ANY QUESTIONS CONCERNING THIS INVOICE, PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE.

REASON DESCRIPTION:

21	YOUR ACCOUNT IS BEING CHARGED FOR THE PAYROLL TAX LIABILITY (OR PAYROLL ADJUSTMENTS) FOR THE ABOVE REFERENCED PAYROLL CHECK DATE.

45

TAX MONIES IMPOUNDED DURING THE REFERENCED QUARTER EXCEEDED PAYROLL TAX LIABILITIES. THIS EXCESS OF TAXES IMPOUNDED IS BEING REFUNDED TO YOU AT THIS TIME. PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE FOR CLARIFICATION AS NECESSARY.

2

Automatic Data Processing
Tax/Financial Services
400 Covina Blvd.
San Dimas, California 91773
(909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L-1

FROM:	Wire Transfer Department

DATE:	10/08/08
TIME:	03:10:43

Number of Pages: Including Cover Sheet :3

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. - 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

AUTOMATIC DATA PROCESSING
TAX FILING SERVICE
400 Covina Blvd.
San Dimas CA 91773

10/08/2008
73/L-1
WIRE TRANSFER

LNT INC
ATTN: TERI JAWOROWSKI
6 BRIGHTON ROAD
CLIFTON, NJ 07015

THE FOLLOWING TOTAL WILL BE CREDITED TO YOUR NEXT PAYROLL BALANCE DUE: $736.5

THE FOLLOWING TOTAL WILL BE CHARGED TO YOUR ACCOUNT ON 10/09/2008: $24,023.14

BR/CO	DESCRIPT	DUE DATE	DOCUMENT NO	CHECK DATE	RSN	AMOUNT
73/L-1	WGPS	09/26/2008	64726043	07/11/2008	CO	$173.79 CR
	EE #: 278787
	CHECK #: UNKNOWN
	IO: 73L-2-A WGPS
73/L-1	WGPS	10/01/2008	64892941	03/28/2008	CO	$70.24 CR
	EE #: 306123
	CHECK #: UNKNOWN
	IO: 73L-2-A WGPS
SUB-TOTAL						$244.03 CR

73/L-1	WGPS	10/01/2008	64907759	08/15/2008	CO	$156.14 CR
	EE #: 241482
	CHECK #: UNKNOWN
	IO: 73L-7-A WGPS
SUB-TOTAL						$156.14 CR

73/L-1	WGPS	10/07/2008	65210194	06/27/2008	CO	$336.37 CR
	EE #: 310943
	CHECK #: UNKNOWN
	IO: 73L-3-A WGPS
SUB-TOTAL						$336.37 CR

SUB-TOT BY DUE DT		10/08/2008				$736.54 CR

73/L-1	WGPS	10/09/2008	588010767656	10/10/2008	IMP	$10,625.65 DR
	BROKER ID: 74319695
	IO: 73L-1-A WGPS

SUB-TOTAL						$10,625.65 DR

73/L-1	WGPS	10/09/2008	587010090575	10/10/2008	IMP	$12,879.78 DR
	BROKER ID: 74319696
	IO: 73L-2-A WGPS
SUB-TOTAL						$12,879.78 DR

73/L-1	WGPS	10/09/2008	586010802135	10/10/2008	IMP	$273.82 DR

1

AUTOMATIC DATA PROCESSING
TAX FILING SERVICE
400 Covina Blvd.
San Dimas CA 91773

BROKER ID: 74319697
IO: 73L-6-A WGPS
SUB-TOTAL						$273.82 DR

73/L-1	WGPS	10/09/2008	586010802137	10/10/2008	IMP	$243.89 DR
BROKER ID: 74319698
IO: 73L-7-A WGPS

SUB-TOTAL						$243.89 DR

SUB-TOT BY DUE DT		10/09/2008				$24,023.14 DR

GRAND TOTAL						$23,286.60 DR

IF YOU HAVE ANY QUESTIONS CONCERNING THIS NOTIFICATION, PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE.

THE NUMBER OF FAXES SENT TODAY, INCLUDING THIS ONE IS: 1

REASON DESCRIPTION:

CO:	YOU ARE BEING CREDITED FOR AN EMPLOYEE PAYMENT THAT WAS DELETED AT YOUR REQUEST FOR THE ABOVE EMPLOYEE(S) AND PAY DATE(S)

IMP:	YOUR ACCOUNT IS BEING CHARGED FOR AMOUNTS DUE FOR THE PAYROLL (OR PAYROLL ADJUSTMENTS) ASSOCIATED WITH THE ABOVE PAYROLL CHECK DATE.

2

Automatic Data Processing
Tax/Financial Services
400 Covina Blvd.
San Dimas, California 91773
(909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L-1

FROM:	Wire Transfer Department

DATE:	10/08/08
TIME:	08:31:40

Number of Pages: Including Cover Sheet :3

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. - 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

AUTOMATIC DATA PROCESSING
TAX FILING SERVICE
400 W COVINA BLVD
SAN DIMAS, CA 91773

DATE:	10/22/08

INVOICE NO:	2479081-01
BR/CO:	73/L-1
BALANCE DUE:	$1,110,033.40 DR

ADJUSTED INVOICE

LNT INC
ATTN: TERI JAWOROWSKI
6 BRIGHTON ROAD
CLIFTON, NJ 07015

THE “BALANCE DUE” AMOUNT WILL BE CHARGED TO YOUR ACCOUNT ON 10/23/08.

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT
73/L-1	TAX	10/24/08	21	525,227.97 DR	NEW ITEM VER 01
					BATCH#07359
PAYROLL TOTAL				$525,227.97 DR
73/L-6	TAX	10/24/08	21	17,901.10 DR	NEW ITEM VER 01
					BATCH#07350
PAYROLL TOTAL				$17,901.10 DR
73/L-2	TAX	10/24/08	21	534,948.74 DR	NEW ITEM VER 01
					BATCH #07425
PAYROLL TOTAL				$534,948.74 DR
73/L-7	TAX	10/24/08	21	32,009.99 DR	NEW ITEM VER 01
					BATCH #07391
PAYROLL TOTAL				$32,009.99 DR

SUB-TOTAL:				$1,110,087.80 DR

73/L-1	TN-SUIER	09/30/08	03	1,125.65 CR	1.50% TO 1.00%
73/L-2	NM-SUIER	09/30/08	03	687.80 CR	0.80% TO 0.50%
73/L-2		06/30/08	53	15.21 DR	TRC5716931V1
73/L-2		06/30/08	53	15.20 DR	TRC5716931V1
73/L-2	NM-SUIER	06/30/08	54	1,728.64 DR	TRC5716931V1

SUB-TOTAL ADJ FOR TAX				$54.40 CR

1

AUTOMATIC DATA PROCESSING
TAX FILING SERVICE
400 W COVINA BLVD
SAN DIMAS, CA 91773

DATE:	10/22/08

INVOICE NO:	2479081-01
BR/CO:	73/L–1
BALANCE DUE:	$1,110,033.40 DR

ADJUSTED INVOICE

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT
		INVOICE TOTAL		$1,110,033.40 DR

		BALANCE DUE		$1,110,033.40 DR

IF YOU HAVE ANY QUESTIONS CONCERNING THIS INVOICE, PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE.

REASON DESCRIPTION:

21	YOUR ACCOUNT IS BEING CHARGED FOR THE PAYROLL TAX LIABILITY (OR PAYROLL ADJUSTMENTS) FOR THE ABOVE REFERENCED PAYROLL CHECK DATE.

03

ADP HAS BEEN NOTIFIED OF AN UPDATE TO YOUR STATE UNEMPLOYMENT INSURANCE (SUIER) CONTRIBUTION RATE. THE RATE CHANGE IS RETROACTIVE TO THE BEGINNING OF THE QUARTER ASSOCIATED WITH THE ABOVE REFERENCED PAYROLL CHECK DATE. THIS HAS RESULTED IN ADP ISSUING YOUR COMPANY A CREDIT/DEBIT (CR/DR).

53

IN RESPONSE TO AN AGENCY ASSESSMENT CONCERNING YOUR PAYROLL TAXES, A CHARGE TO YOUR ACCOUNT WILL BE MADE FOR INTEREST AND/OR PENALTY DUE IN THE AMOUNT INDICATED ABOVE. OUR RECORDS INDICATE THAT YOUR COMPANY HAD USE OF FUNDS THAT WERE DUE TO THE REFERENCED TAX AGENCY AT THE TIME THE TAX REPORT IN QUESTION WAS FILED. COPIES OF CORRESPONDENCE CONCERNING THIS MATTER WILL BE FORWARDED TO YOU SHORTLY.

54

THE ABOVE REFERENCED AGENCY HAS ISSUED A NOTICE OF ADDITIONAL TAX DUE. OUR RECORDS INDICATE THAT PRIOR TAX LIABILITIES WERE UNDERPAID BECAUSE AN AGENCY NOTICE OF TAX CREDIT OR OVERPAYMENT WAS APPLIED TO A PREVIOUS TAX RETURN AND THIS CREDIT WAS SUBSEQUENTLY DETERMINED TO BE INVALID, OR TO HAVE BEEN OVERAPPLIED. ADP WILL PAY THESE FUNDS TO THE AGENCY ON YOUR BEHALF, AND COPIES OF CORRESPONDENCE CONCERNING THIS MATTER WILL BE FORWARDED TO YOU SHORTLY.

2

Automatic Data Processing
Tax/Financial Services
400 Covina Blvd.
San Dimas, California 91773
(909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L-1

FROM:	Wire Transfer Department

DATE:	10/22/08
TIME:	03:08:38

Number of Pages: Including Cover Sheet :3

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. - 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 COVINA BLVD. SAN DIMAS, CA 91773

10/23/2008
DOC NO:	725019034860
CLEAR DOC NO:	725019034860
73L-1-A

WIRE CONFIRMATION

LNT INC

ATTN: TERI JAWOROWSKI

6 BRIGHTON ROAD

CLIFTON, NJ 07015

THIS IS TO ADVISE YOU IN DETAIL OF HOW YOUR RECENT WIRE TRANSFER WAS APPLIED TO YOUR ACCOUNT.

BR/CO	DESCRIPTION	DOCUMENT NO	CHECK DATE	RSN	AMOUNT
73/L-1	IMP/PYRL	653017109912	10/24/2008	IMP	$10,817.77 DR
	BROKER ID: 75092381
	PRODUCT: IO: ER WGPS

SUB TOTAL					$10,817.77 DR

73/L-2	IMP/PYRL	654017009644	10/24/2008	IMP	$13,343.46 DR
	BROKER ID: 75092483
	PRODUCT: IO: ER WGPS
73/L-2	REV/PYRS	65338969	08/29/2008	CO	$0.47 CR
	FILE #: 290376
	PRODUCT: IO: ER WGPS
73/L-2	REV/PYRS	65369626	08/15/2008	CO	$162.47 CR
	FILE #: 213052
	PRODUCT: IO: ER WGPS

SUB TOTAL					$13,180.52 DR

73/L-6	IMP/PYRL	654017009647	10/24/2008	IMP	$219.27 DR
	BROKER ID: 75092522
	PRODUCT: IO: ER WGPS

SUB TOTAL					$219.27 DR

73/L-7	IMP/PYRL	654017009650	10/24/2008	IMP	$348.35 DR
	BROKER ID: 75092524
	PRODUCT: IO: ER WGPS

SUB TOTAL					$348.35 DR

TOTAL					$24,565.91 DR

1

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 COVINA BLVD. SAN DIMAS, CA 91773

10/23/2008
DOC NO:	725019034860
CLEAR DOC NO:	725019034860
73L-1-A

WIRE CONFIRMATION

WIRE SUMMARY

WIRE TRANSFERS		SETTLED
PROCESS DATE	AMOUNT	AMOUNT
10/23/2008	$24,565,91 DR	$24,565,91 DR

PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE WITH ANY QUESTIONS YOU MAY HAVE CONCERNING THIS CONFIRMATION.

REASON DESCRIPTION:

CO:	YOU ARE BEING CREDITED FOR AN EMPLOYEE PAYMENT THAT WAS DELETED AT YOUR REQUEST FOR THE ABOVE EMPLOYEE(S) AND PAY DATE(S)

IMP:	YOUR ACCOUNT IS BEING CHARGED FOR AMOUNTS DUE FOR THE PAYROLL (OR PAYROLL ADJUSTMENTS) ASSOCIATED WITH THE ABOVE PAYROLL CHECK DATE.

2

Automatic Data Processing Tax/Financial Services 400 Covina Blvd. San Dimas, California 91773 (909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L-1

FROM:	Wire Transfer Department

DATE:	10/23/08
TIME:	19:17:14

Number of Pages: Including Cover Sheet : 3

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. - 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 COVINA BLVD. SAN DIMAS, CA 91773

DATE:	10/24/08

INVOICE NO:	2547398-00
BR/CO:	73/L-1
BALANCE DUE:	$4,371.87 DR

LNT INC

ATTN: TERI JAWOROWSKI

6 BRIGHTON ROAD

CLIFTON, NJ 07015

PLEASE BE SURE TO ADJUST THE AMOUNT FUNDED FOR YOUR NEXT PAYROLL WIRE BY THE BALANCE DUE LISTED BELOW. RECEIPT OF PAYMENT SHOULD NOT EXCEED 9 CALENDAR DAYS FROM THE DATE OF THIS INVOICE.

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT
73/L-2	TRIMET,OR-CIT	09/30/08	A7	2,216.28 DR
73/L-6	TRIMET,OR-CIT	09/30/08	A7	503.55 DR
73/L-1	PADUCA,KY-CIT	09/30/08	H1	12.31 DR
73/L-1	CT-SUIER	09/30/08	11	3.73 DR
73/L-1	MA-SDIER	09/30/08	80	1,636.00 DR

SUB-TOTAL ADJ FOR TAX		$4,371.87 DR

	INVOICE TOTAL	$4,371.87 DR

	BALANCE DUE	$4,371.87 DR

IF YOU HAVE ANY QUESTIONS CONCERNING THIS INVOICE, PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE.

REASON DESCRIPTION:

A7

FUNDS ARE BEING COLLECTED FOR LOCAL INCOME TAX LIABILITY.THESE FUNDS ARE NOT IMPOUNDED AT THE TIME YOUR PAYROLLS ARE PROCESSED AS THEY ARE CALCULATED ON EMPLOYEE TAXABLE WAGES AT THE END OF EACH QUARTER.

1

RECOGNIZE NEGATIVE WAGES, THESE VALUES HAVE BEEN CHANGED TO ZERO FOR FILING PURPOSES. AN AMENDMENT TO A PRIOR QUARTER RETURN WILL BE PREPARED BY ADP TO OBTAIN A CREDIT OR REFUND FROM ANY AGENCY AFFECTED. COPIES OF ANY AMENDMENTS PREPARED ON YOUR BEHALF WILL BE FORWARDED TO YOU SHORTLY.

80

THIS DEBIT AMOUNT REPRESENTS MASSACHUSETTS UNEMPLOYMENT HEALTH INSURANCE TAX, WHICH IS AN EMPLOYER-PAID TAX. SINCE LIABILITY IS BASED IN PART ON AVERAGE NUMBER OF EMPLOYEES THROUGHOUT THE QUARTER, THE TAX MUST BE CALCULATED AT THE END OF EACH QUARTER PLEASE REFER TO YOUR QUARTERLY STATEMENT OF DEPOSITS AND/OR THE AGENCY FILING FORM (1700-HI).

2

Automatic Data Processing Tax/Financial Services 400 Covina Blvd. San Dimas, California 91773 (909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L-1

FROM:	Wire Transfer Department

DATE:	10/24/08
TIME:	03:55:09

Number of Pages: Including Cover Sheet : 3

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. - 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 COVINA BLVD. SAN DIMAS, CA 91773

10/16/2008
DOC NO:	643017341897
CLEAR DOC NO:	643017341897
73L-1-A

WIRE CONFIRMATION

LNT INC

ATTN: TERI JAWOROWSKI

6 BRIGHTON ROAD

CLIFTON, NJ 07015

THIS IS TO ADVISE YOU IN DETAIL OF HOW YOUR RECENT WIRE TRANSFER WAS APPLIED TO YOUR ACCOUNT.

BR/CO	DESCRIPTION	DOCUMENT NO	CHECK DATE	RSN	AMOUNT
73/L&T	IMP/PYRL	707022151588	10/17/2008	IMP	$2,279.53 DR
	BROKER ID: 74718439
	PRODUCT: IO: ER WGPS

SUB TOTAL					$2,279.53 DR

73/L-1	IMP/PYRL	707022151714	10/17/2008	IMP	$11,519.15 DR
	BROKER ID: 74718486
	PRODUCT: IO: ER WGPS
73/L-1	REV/PYRS	65178350	04/04/2008	C0	$42.19 CR
	FILE #: 285871
	PRODUCT: IO: ER WGPS
73/L-1	REV/PYRS	64972930	10/03/2008	C0	$510.55 CR
	FILE #: 321057
	PRODUCT: IO: ER WGPS
73/L-1	REV/PYRS	64999886	03/21/2008	C0	$53.96 CR
	FILE #: 285871
	PRODUCT: IO: ER WGPS

SUB TOTAL					$10,912.45 DR

73/L-2	IMP/PYRL	698023287596	10/14/2008	IMP	$146.98 DR
	BROKER ID: 74836966
	PRODUCT: IO: ER WGPS
73/L-2	IMP/PYRL	706021842001	10/17/2008	IMP	$3,114.40 DR
	BROKER ID: 74718534
	PRODUCT: IO: ER WGPS

SUB TOTAL					$3,261.38 DR

73/L-3	REV/PYRS	65210194	06/27/2008	C0	$336.37 CR
	FILE #: 310943
	PRODUCT: IO: ER WGPS
73/L-3	IMP/PYRL	706021842022	10/17/2008	IMP	$4,469.22 DR

1

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 COVINA BLVD. SAN DIMAS, CA 91773

10/16/2008
DOC NO:	643017341897
CLEAR DOC NO:	643017341897
73L-1-A

WIRE CONFIRMATION

BR/CO	DESCRIPTION	DOCUMENT NO	CHECK DATE	RSN	AMOUNT
BROKER ID: 74718537
PRODUCT: IO: ER WGPS

SUB TOTAL					$4,132.85 DR

73/L-4	IMP/PYRL	706021842035	10/17/2008	IMP	$1,670.78 DR

SUB TOTAL	BROKER ID: 74718538				$1,670.78 DR

TOTAL	PRODUCT: IO: ER WGPS				$22,256.99 DR

WIRE SUMMARY

WIRE TRANSFERS		SETTLED
PROCESS DATE	AMOUNT	AMOUNT
10/16/2008	$22,256.99 DR	$22,256.99 DR

PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE WITH ANY QUESTIONS YOU MAY HAVE CONCERNING THIS CONFIRMATION.

REASON DESCRIPTION:

CO:	YOU ARE BEING CREDITED FOR AN EMPLOYEE PAYMENT THAT WAS DELETED AT YOUR REQUEST FOR THE ABOVE EMPLOYEE(S) AND PAY DATE(S)

IMP:	YOUR ACCOUNT IS BEING CHARGED FOR AMOUNTS DUE FOR THE PAYROLL (OR PAYROLL ADJUSTMENTS) ASSOCIATED WITH THE ABOVE PAYROLL CHECK DATE.

2

Wire Transfer Department at 866-742-5166 between 6:30a.m - 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

Automatic Data Processing Tax/Financial Services 400 Covina Blvd. San Dimas, California 91773 (909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L-1

FROM:	Wire Transfer Department

DATE:	10/22/08
TIME:	03:08:38

Number of Pages: Including Cover Sheet : 3

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. - 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 W COVINA BLVD SAN DIMAS, CA 91773

DATE:	10/22/08

INVOICE NO:	2479081-01
BR/CO:	73/L-1
BALANCE DUE:	$1,110,033.40 DR
ADJUSTED INVOICE

LNT INC

ATTN: TERI JAWOROWSKI

6 BRIGHTON ROAD

CLIFTON, NJ 07015

THE “BALANCE DUE” AMOUNT WILL BE CHARGED TO YOUR ACCOUNT ON 10/23/08.

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT

73/L-1	TAX	10/24/08	21	525,227.97 DR	NEW ITEM VER 01
					BATCH #07359
PAYROLL TOTAL				$525,227.97 DR

73/L-6	TAX	10/24/08	21	17,901.10 DR	NEW ITEM VER 01
					BATCH #07350
PAYROLL TOTAL				$17,901.10 DR

73/L-2	TAX	10/24/08	21	534,948.74 DR	NEW ITEM VER 01
					BATCH #07425
PAYROLL TOTAL				$534,948.74 DR

73/L-7	TAX	10/24/08	21	32,009.99 DR	NEW ITEM VER 01
					BATCH #07391
				$32,009.99 DR
SUB-TOTAL:				$1,110,087.80 DR

73/L-1	TN-SUIER	09/30/08	03	1,125.65 CR	1.50% TO 1.00%
73/L-2	NM-SUIER	09/30/08	03	687.80 CR	0.80% TO 0.50%
73/L-2		06/30/08	53	15.21 DR	TRC5716931V1
73/L-2		06/30/08	53	15.20 DR	TRC5716931V1
73/L-2	NV-SUIER	06/30/08	54	1,728.64 DR	TRC5716931V1

SUB-TOTAL ADJ FOR TAX				$54.40 CR

1

AUTOMATIC DATA PROCESSING

TAX FILING SERVICE
400 W COVINA BLVD
SAN DIMAS, CA 91773

DATE:	10/22/08

INVOICE NO:	2479081-01
BR/CO:	73/L-1
BALANCE DUE:	$1,110,033.40 DR
ADJUSTED INVOICE

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT

		INVOICE TOTAL		$1,110,033.40 DR

		BALANCE DUE		$1,110,033.40 DR

IF YOU HAVE ANY QUESTIONS CONCERNING THIS INVOICE, PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE.

REASON DESCRIPTION:

21	YOUR ACCOUNT IS BEING CHARGED FOR THE PAYROLL TAX LIABILITY (OR PAYROLL ADJUSTMENTS) FOR THE ABOVE REFERENCED PAYROLL CHECK DATE.

03

ADP HAS BEEN NOTIFIED OF AN UPDATE TO YOUR STATE UNEMPLOYMENT INSURANCE (SUIER) CONTRIBUTION RATE. THE RATE CHANGE IS RETROACTIVE TO THE BEGINNING OF THE QUARTER ASSOCIATED WITH THE ABOVE REFERENCED PAYROLL CHECK DATE. THIS HAS RESULTED IN ADP ISSUING YOUR COMPANY A CREDIT/DEBIT (CR/DR).

53

IN RESPONSE TO AN AGENCY ASSESSMENT CONCERNING YOUR PAYROLL TAXES, A CHARGE TO YOUR ACCOUNT WILL BE MADE FOR INTEREST AND/OR PENALTY DUE IN THE AMOUNT INDICATED ABOVE. OUR RECORDS INDICATE THAT YOUR COMPANY HAD USE OF FUNDS THAT WERE DUE TO THE REFERENCED TAX AGENCY AT THE TIME THE TAX REPORT IN QUESTION WAS FILED. COPIES OF CORRESPONDENCE CONCERNING THIS MATTER WILL BE FORWARDED TO YOU SHORTLY.

54

THE ABOVE REFERENCED AGENCY HAS ISSUED A NOTICE OF ADDITIONAL TAX DUE. OUR RECORDS INDICATE THAT PRIOR TAX LIABILITIES WERE UNDERPAID BECAUSE AN AGENCY NOTICE OF TAX CREDIT OR OVERPAYMENT WAS APPLIED TO A PREVIOUS TAX RETURN AND THIS CREDIT WAS SUBSEQUENTLY DETERMINED TO BE INVALID, OR TO HAVE BEEN OVERAPPLIED. ADP WILL PAY THESE FUNDS TO THE AGENCY ON YOUR BEHALF, AND COPIES OF CORRESPONDENCE CONCERNING THIS MATTER WILL BE FORWARDED TO YOU SHORTLY.

2

Automatic Data Processing Tax/Financial Services

400 Covina Blvd.
San Dimas, California 91773
(909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L-1

FROM:	Wire Transfer Department

DATE:	10/22/08
TIME:	08:31:37

Number of Pages: Including Cover Sheet : 3

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. - 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 Covina Blvd. San Dimas CA 91773

10/22/2008
73/L-1
WIRE TRANSFER

LNT INC

ATTN: TERI JAWOROWSKI

6 BRIGHTON ROAD

CLIFTON, NJ 07015

THE FOLLOWING TOTAL WILL BE CREDITED TO YOUR NEXT PAYROLL BALANCE DUE: $296.4

THE FOLLOWING TOTAL WILL BE CHARGED TO YOUR ACCOUNT ON 10/23/2008: $24,728.85

BR/CO	DESCRIPTION	DUE DATE	DOCUMENT NO	CHECK DATE	RSN	AMOUNT
73/L-1	WGPS	10/10/2008	65338969	08/29/2008	C0	$0.47 CR
	EE #: 290376
	CHECK #: UNKNOWN
	IO: 73L-2-A WGPS		65369626	08/15/2008	C0	$162.47 CR
73/L-1	WGPS	10/13/2008
	EE #: 213052
	CHECK #: UNKNOWN
	IO: 73L-2-A WGPS
SUB-TOTAL						$162.94 CR

73/L-1	WGPS	10/22/2008	65715175	07/03/2008	C0	$133.52 CR
	EE #: 279190
	CHECK #: UNKNOWN
	IO: 73L-1-A WGPS
SUB-TOTAL						$133.52 CR

SUB-TOT BY DUE DT		10/22/2008				$296.46 CR

73/L-1	WGPS	10/23/2008	653017109912	10/24/2008	IMP	$10,817.77 DR
	BROKER ID: 75092381
	IO: 73L-1-A WGPS
SUB-TOTAL						$10,817.77 DR

73/L-1	WGPS	10/23/2008	654017009644	10/24/2008	IMP	$13,343.46 DR
	BROKER ID: 75092343
	IO: 73L-2-A WGPS
SUB-TOTAL						$13,343.46 DR

73/L-1	WGPS	10/23/2008	654017009647	10/24/2008	IMP	$219.27 DR
	BROKER ID: 75092522
	IO: 73L-6-A WGPS
SUB-TOTAL						$219.27 DR

73/L-1	WGPS	10/23/2008	664017009650	10/24/2008	IMP	$348.35 DR
	BROKER ID: 75092524

1

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 Covina Blvd. San Dimas CA 91773

IO: 73L-7-A WGPS
SUB-TOTAL	$348.35 DR

SUB-TOT BY DUE DT 10/23/2008	$24,728.85 DR

GRAND TOTAL	$24,432.39 DR

IF YOU HAVE ANY QUESTIONS CONCERNING THIS NOTIFICATION, PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE.

THE NUMBER OF FAXES SENT TODAY, INCLUDING THIS ONE IS: 1

REASON DESCRIPTION:

C0:	YOU ARE BEING CREDITED FOR AN EMPLOYEE PAYMENT THAT WAS DELETED AT YOUR REQUEST FOR THE ABOVE EMPLOYEE(S) AND PAY DATE(S)

IMP:	YOUR ACCOUNT IS BEING CHARGED FOR AMOUNTS DUE FOR THE PAYROLL (OR PAYROLL ADJUSTMENTS) ASSOCIATED WITH THE ABOVE PAYROLL CHECK DATE.

2

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 Covina Blvd. San Dimas CA 91773

LNT INC ATTN: TERI JAWOROWSKI 6 BRIGHTON ROAD CLIFTON, NJ 07015	10/29/2008 73/L-1 WIRE TRANSFER

THE FOLLOWING TOTAL WILL BE CREDITED TO YOUR NEXT PAYROLL BALANCE DUE: $323.1.

THE FOLLOWING TOTAL WILL BE CHARGED TO YOUR ACCOUNT ON 10/30/2008: $23,337.28

BR/C0	DESCRIPT	DUE DATE	DOCUMENT NO	CHECK DATE	RSN	AMOUNT
73/L-1	WGPS	10/20/2008	65633546	07/25/2008	C0	$189.62 CR
	EE#: 232496
	CHECK#: UNKNOWN
	IO: 73L-1-A WGPS
73/L-1	WGPS	10/22/2008	65715175	07/03/2008	C0	$133.52 CR
	EE#: 279190
	CHECK#: UNKNOWN
	IO 73L-1-A WGPS
SUB-TOTAL						$323.14 CR

SUB-TOT BY DUE DT		10/29/2008				$323.14 CR

73/L-1	WGPS	10/30/2008	601010718072	10/31/2008	IMP	$1,624.93 DR
	BROKER ID: 75546283
	IO: 73L&T-A WGPS
SUB-TOTAL						$1,624.93 DR

73/L-1	WGPS	10/30/2008	602011240487	10/31/2008	IMP	$13,066.02 DR
	BROKER ID: 75546284
	IO: 73L-1-A WGPS
SUB-TOTAL						$13,066.02 DR

73/L-1	WGPS	10/30/2008	602011240507	10/31/2008	IMP	$2,794.04 DR
	BROKER ID: 75546286
	IO: 73L-2-A WGPS
SUB-TOTAL						$2,794.04 DR

73/L-1	WGPS	10/30/2008	603016892731	10/31/2008	IMP	$4,234.10 DR
	BROKER ID: 75546288
	IO: 73L-3-A WGPS
SUB-TOTAL						$4,234.10 DR

73/L-1	WGPS	10/30/2008	603016892743	10/31/2008	IMP	$1,618.19 DR
	BROKER ID: 75546289
	IO: 73L-4-A WGPS

1

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 Covina Blvd. San Dimas CA 91773

SUB-TOTAL	$1,618.19 DR

SUB-TOT BY DUE DT 10/30/2008	$23,337.28 DR

GRAND TOTAL	$23,014.14 DR

IF YOU HAVE ANY QUESTIONS CONCERNING THIS NOTIFICATION, PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE.

THE NUMBER OF FAXES SENT TODAY, INCLUDING THIS ONE IS: 1

REASON DESCRIPTION:

C0:	YOU ARE BEING CREDITED FOR AN EMPLOYEE PAYMENT THAT WAS DELETED AT YOUR REQUEST FOR THE ABOVE EMPLOYEE(S) AND PAY DATE(S)

IMP:	YOUR ACCOUNT IS BEING CHARGED FOR AMOUNTS DUE FOR THE PAYROLL (OR PAYROLL ADJUSTMENTS) ASSOCIATED WITH THE ABOVE PAYROLL CHECK DATE.

2

Automatic Data Processing
Tax/Financial Services
400 Covina Blvd.
San Dimas, California 91773
(909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L-1

FROM:	Wire Transfer Department

DATE:	10/29/08
TIME:	08:59:20

Number of Pages: Including Cover Sheet : 3

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. - 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

73/L-1	TAX	10/31/08	21	629,166.94 DR
					BATCH #00950
PAYROLL TOTAL				$629,166.94 DR
73/L-2	TAX	10/31/08	21	166,755.20 DR
					BATCH #00950
PAYROLL TOTAL				$166,775.20 DR
73/L&T	TAX	10/31/08	21	549,914.80 DR
					BATCH #00950
PAYROLL TOTAL				$549,914.80 DR
73/L-3	TAX	10/31/08	21	68,253.95 DR
					BATCH #00950
PAYROLL TOTAL				$68,253.95 DR
73/L-4	TAX	10/31/08	21	22,980.76 DR
					BATCH #00950
PAYROLL TOTAL				$22,980.76 DR
73/L-5	TAX	10/31/08	31	9,221.63 DR
					BATCH #00950
PAYROLL TOTAL				$9,221.63 DR

SUB-TOTAL:				$1,446,313.28 DR

1

AUTOMATIC DATA PROCESSING
TAX FILING SERVICE
400 W COVINA BLVD
SAN DIMAS, CA 91773

DATE:	10/29/08

INVOICE NO:	2564744-00
BR/CO:	73/L-1
BALANCE DUE:	$1,446,313.28 DR

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT

		INVOICE TOTAL		$1,446,313.28 DR

		BALANCE DUE		$1,446,313.28 DR

IF YOU HAVE ANY QUESTIONS CONCERNING THIS INVOICE, PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE.

REASON DESCRIPTION:

21	YOUR ACCOUNT IS BEING CHARGED FOR THE PAYROLL TAX LIABILITY (OR PAYROLL ADJUSTMENTS) FOR THE ABOVE REFERENCED PAYROLL CHECK DATE.

2

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. - 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

AUTOMATIC DATA PROCESSING TAX FILING SERVICE 400 W COVINA BLVD SAN DIMAS, CA 91773

DATE:	10/27/08

INVOICE NO:	2556357-00
BR/CO:	73/L-1
BALANCE DUE:	$9,814.84 DR

LNT INC
ATTN: TERI JAWOROWSKI
6 BRIGHTON ROAD
CLIFTON, NJ 07015

PLEASE BE SURE TO ADJUST THE AMOUNT FUNDED FOR YOUR NEXT PAYROLL WIRE BY THE BALANCE DUE LISTED BELOW. RECEIPT OF PAYMENT SHOULD NOT EXCEED 9 CALENDAR DAYS FROM THE DATE OF THIS INVOICE.

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT

73/L-4	FED-FIT	10/23/08	89	9,814.84 DR

SUB-TOTAL ADJ FOR TAX				$9,814.84 DR

		INVOICE TOTAL		$9,814.84 DR

		BALANCE DUE		$9,814.84 DR

IF YOU HAVE ANY QUESTIONS CONCERNING THIS INVOICE, PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE.

REASON DESCRIPTION:

89

PAYROLL TAX LIABILITIES EXCEED TAXES IMPOUNDED DURING THE QUARTER. IN ORDER TO FILE THE ASSOCIATED TAX REPORTS IN ACCORDANCE WITH AGENCY REQUIREMENTS, YOUR ACCOUNT IS BEING CHARGED AT THIS TIME FOR THE ADDITIONAL TAXES DUE. PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE FOR CLARIFICATION AS NECESSARY.

1

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	10/25/08

MOR-4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

Taxing Authority	State	Type of Tax	Due Date

City Of Fort Collins	CO	Sales & Use Tax	10/20/08
39th St TDD / City of Independence	MO	Sales & Use Tax	10/30/08
Alabama	AL	Sales & Use Tax	10/20/08
Alabama	AL	Sales & Use Tax	10/20/08
Alabama	AL	Sales & Use Tax	10/20/08
Alabama	AL	Sales & Use Tax	10/20/08
Alpharetta City	GA	Personal Property Tax	12/1/08
Arizona	AZ	Sales & Use Tax	10/20/08
Arizona	AZ	Sales & Use Tax	10/20/08
Arizona	AZ	State Income Tax	10/14/08
Arkansas	AR	State Excise Tax Report	10/20/08
Arkansas	AR	Sales & Use Tax	10/20/08
Arkansas	AR	Sales & Use Tax	10/20/08
Berlin City	MA	Personal Property Tax	11/3/08
Bibb County	GA	Personal Property Tax	10/17/2008 & 11/17/08
Boone County	KY	Personal Property Tax	11/1/08
Broomfield	CO	Sales & Use Tax	10/20/08
Burlington City	MA	Personal Property Tax	11/1/08
Caddo Shreveport	LA	Sales & Use Tax	10/20/08
Caddo Shreveport	LA	Sales & Use Tax	10/20/08
Caddo Shreveport	LA	Sales & Use Tax	10/20/08
California	CA	Sales & Use Tax	10/20/08
California	CA	Sales & Use Tax	10/20/08
California	CA	Sales & Use Tax	10/20/08
California	CA	Sales & Use Tax	10/20/08
California	CA	Sales & Use Tax	10/20/08
California	CA	State Income Tax	10/14/08
Cameron County	TX	Personal Property Tax	10/31/08
Carrollton-Farmers Branch I. S. D.	TX	Personal Property Tax	10/1/08
Charleston County	SC	Personal Property Tax	9/30/08
Chelmsford City	MA	Personal Property Tax	11/3/08
Chesterfield Valley Transp Devlopm District	MO	Sales & Use Tax	10/20/08
City & County Of Birmingham	AL	Sales & Use Tax	10/20/08
City & County of Denver	CO	Sales & Use Tax	10/20/08
City and County of Denver Sales	CO	Sales & Use Tax	10/20/08
City of Aurora	CO	Sales & Use Tax	10/20/08
City of Aurora S&U	CO	Sales & Use Tax	10/20/08
City of Baton Rouge & East Baton Rouge Parish	LA	Sales & Use Tax	10/20/08
City of Baton Rouge & East Baton Rouge Parish	LA	Sales & Use Tax	10/20/08
City of Baton Rouge & East Baton Rouge Parish	LA	Sales & Use Tax	10/20/08
City of Birmingham	AL	Lease Tax	10/20/08
City of Birmingham	AL	Sellers’ Use Tax	10/20/08
City of Broomfield	CO	Sales & Use Tax	10/20/08
City of Chandler	AZ	Sales & Use Tax	10/20/08
City of Chandler	AZ	Sales & Use Tax	10/20/08
City of Colorado Springs	CO	Sales & Use Tax	10/20/08
City of Colorado Springs	CO	Sales & Use Tax	10/20/08
City Of Columbia	MO	Sales & Use Tax	10/20/08
City of Durango	CO	Sales & Use Tax	10/20/08
City of Durango	CO	Sales & Use Tax	10/20/08
City of Flagstaff	AZ	Sales & Use Tax	10/20/08
City of Fort Collins	CO	Sales & Use Tax	10/20/08
City Of Hoover	AL	Sales & Use Tax	10/20/08
City Of Hoover	AL	Sales & Use Tax	10/20/08
City Of Hoover	AL	Sales & Use Tax	10/20/08
City Of Huntsville	AL	Sales & Use Tax	10/20/08
City Of Huntsville	AL	Sales & Use Tax	10/20/08
City Of Huntsville	AL	Sales & Use Tax	10/20/08
City of Lafayette	LA	Sales & Use Tax	10/20/08
City of Lakewood	CO	Public Improvement Fee	10/20/08

MOR-4B

1

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	10/25/08

MOR-4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

Taxing Authority	State	Type of Tax	Due Date

City of Lakewood	CO	Sales & Use Tax	10/20/08
City of Lakewood	CO	Sales & Use Tax	10/20/08
City of Lakewood	CO	Sales & Use Tax	10/20/08
City of Lakewood/ Belmar	CO	Sales & Use Tax	10/20/08
City of Lone Tree	CO	Sales & Use Tax	10/20/08
City Of Mobile	AL	Sales & Use Tax	10/20/08
City Of Mobile	AL	Sales & Use Tax	10/20/08
City Of Mobile	AL	Sales & Use Tax	10/20/08
City Of Montgomery	AL	Sales & Use Tax	10/20/08
City Of Montgomery	AL	Sales & Use Tax	10/20/08
City Of Montgomery	AL	Sales & Use Tax	10/20/08
City of Peoria	AZ	Sales & Use Tax	10/20/08
City of Peoria	AZ	Sales & Use Tax	10/20/08
City of Phoenix	AZ	Privilege Tax	10/20/08
City of Phoenix	AZ	Sales & Use Tax	10/20/08
City of Phoenix	AZ	Sales & Use Tax	10/20/08
City of Phoenix	AZ	Sales & Use Tax	10/20/08
City of Prescott	AZ	Sales & Use Tax	10/20/08
City of Prescott	AZ	Sales & Use Tax	10/20/08
City of Scottsdale	AZ	Sales & Use Tax	10/20/08
City of Scottsdale	AZ	Sales & Use Tax	10/20/08
City of Scottsdale	AZ	Sales & Use Tax	10/20/08
City Of Tempe	AZ	Sales & Use Tax	10/20/08
City Of Tempe	AZ	Sales & Use Tax	10/20/08
City of Thornton	CO	Sales & Use Tax	10/20/08
City of Thornton	CO	Sales & Use Tax	10/20/08
City of Tucson	AZ	Sales & Use Tax	10/20/08
City of Westminster	CO	Sales & Use Tax	10/20/08
City of Westminster	CO	Sales & Use Tax	10/20/08
City of Wilson	VT	Sales & Use Tax	10/20/08
City ot Tucson	AZ	Privilege Tax	10/20/08
Coconino County	AZ	Personal Property Tax	10/1/08
Colorado	CO	Consumer’s Use Tax	10/20/08
Colorado	CO	Consumer’s Use Tax	10/20/08
Colorado	CO	Sales & Use Tax	10/20/08
Colorado	CO	Sales & Use Tax	10/20/08
Colorado	CO	State Income Tax	10/14/08
Connecticut	CT	Sales & Use Tax	10/20/08
Connecticut	CT	Sales & Use Tax	10/27/08
Connecticut	CT	Sales & Use Tax	10/27/08
Coweta County	GA	Personal Property Tax	12/1/08
Cuyahoga County	OH	Personal Property Tax	10/10/08
Danvers City	MA	Personal Property Tax	11/3/08
Dedham City	MA	Personal Property Tax	11/3/08
Fayette County	KY	Personal Property Tax	11/1/08
Florence City	KY	Personal Property Tax	11/1/08
Florida	FL	Sales & Use Tax	10/20/08
Florida	FL	Sales & Use Tax	10/20/08
Florida	FL	Sales & Use Tax	10/20/08
Florida	FL	Sales & Use Tax	10/20/08
Framingham City	MA	Personal Property Tax	11/3/08
Fulton County	GA	Personal Property Tax	11/30/08
Fulton County	GA	Personal Property Tax	11/30/08
Fulton County	GA	Personal Property Tax	11/30/08
Fulton County	GA	Personal Property Tax	11/30/08
Georgia	GA	Sales & Use Tax	10/20/08
Georgia	GA	Sales & Use Tax	10/20/08
Georgia	GA	Sales & Use Tax	10/20/08
Grapevine/Colleyville I. S. D	TX	Personal Property Tax	10/1/08
Gravois Bluffs TDD / City of Fenton	MO	Sales & Use Tax	10/20/08

MOR-4B

2

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	10/25/08

MOR-4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

Taxing Authority	State	Type of Tax	Due Date

Hamilton County	TN	Personal Property Tax	10/1/08
Hamilton County	TN	Personal Property Tax	10/1/08
Idaho	ID	Sales & Use Tax	10/20/08
Idaho	ID	Sales & Use Tax	10/20/08
Idaho	ID	State Income Tax	10/10/08
Illinois	IL	Sales & Use Tax	10/15/08
Indiana	IN	Sales & Use Tax	10/20/08
Indiana	IN	Sales & Use Tax	10/20/08
Indiana	IN	Sales & Use Tax	10/20/08
Indiana	IN	Food & Beverage Tax	10/30/08
Indiana	IN	State Income Tax	10/10/08
Indiana	IN	State Income Tax	10/14/08
Iowa	IA	Sales & Use Tax	10/10/08
Iowa	IA	Sales & Use Tax	10/20/08
Jefferson County	AL	Personal Property Tax	12/31/08
Jefferson County Educ.	AL	Consumer Tax	10/20/08
Jefferson County Educ.	AL	Sales & Use Tax	10/20/08
Jefferson County Educ.	AL	Sales & Use Tax	10/20/08
Jefferson County Educ.	AL	Sales & Use Tax	10/20/08
Jefferson County Educ.	AL	Sales & Use Tax	10/20/08
Jefferson County Educ.	AL	Sales & Use Tax	10/20/08
Jefferson Parish	LA	Sales & Use Tax	10/20/08
Jefferson Parish	LA	Sales & Use Tax	10/20/08
Jefferson Parish	LA	Sales & Use Tax	10/20/08
Jefferson Parish	LA	Sales & Use Tax	10/20/08
Jefferson Parish	LA	Sales & Use Tax	10/20/08
Kansas	KS	Consumer Use Tax	10/20/08
Kansas	KS	Retailers’ Sales Tax	10/20/08
Kansas	KS	Sales & Use Tax	10/20/08
Kansas	KS	State Income Tax	10/10/08
Kentucky	KY	Sales & Use Tax	10/20/08
Kentucky	KY	Sales & Use Tax	10/20/08
Kentucky	KY	Sales & Use Tax	10/20/08
Kentucky	KY	State Income Tax	10/14/08
Kingston City	MA	Personal Property Tax	11/3/08
Knox County	TN	Personal Property Tax	10/1/08
Knox County	TN	Personal Property Tax	10/1/08
KY - Boone County	KY	State Income Tax	10/10/08
KY - Lexington/Fayette	KY	State Income Tax	10/10/08
KY - Louisville/Jefferson Cty	KY	State Income Tax	10/10/08
KY - McCracken Cty	KY	State Income Tax	10/10/08
Lafayette Parish School Board	LA	Sales & Use Tax	10/20/08
Lafayette Parish School Board	LA	Sales & Use Tax	10/20/08
Lake County	IN	Personal Property Tax	10/29/08
Laredo City	TX	Personal Property Tax	11/30/08
Lauderdale County & City of Florence	AL	Sales & Use Tax	10/20/08
Lauderdale County & City of Florence	AL	Sales & Use Tax	10/20/08
Lauderdale County & City of Florence	AL	Sales & Use Tax	10/20/08
Lone Tree	CO	Sales & Use Tax	10/20/08
Louisiana	LA	Sales & Use Tax	10/20/08
Louisiana	LA	Sales & Use Tax	10/20/08
Louisiana	LA	Sales & Use Tax	10/20/08
M150 & 135th St TDD	MO	Sales & Use Tax	10/20/08
Madison County	AL	Sales & Use Tax	10/20/08
Madison County	AL	Sales & Use Tax	10/20/08
Madison County	AL	Sales & Use Tax	10/20/08
Maine	ME	Sales & Use Tax	10/15/08
Maine	ME	Sales & Use Tax	10/15/08
Maine	ME	Sales & Use Tax	10/20/08
Maine	MA	State Income Tax	10/10/08

MOR-4B

3

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	10/25/08

MOR-4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

Taxing Authority	State	Type of Tax	Due Date

Maryland	MD	Sales & Use Tax	10/20/08
Maryland	MD	Sales & Use Tax	10/20/08
Maryland	MD	Sales & Use Tax	10/20/08
Maryland	MD	State Income Tax	10/14/08
Massachusetts	MA	Sales & Use Tax	10/20/08
Massachusetts	MA	Sales & Use Tax	10/20/08
Massachusetts	MA	Sales & Use Tax	10/20/08
Mclennan County	TX	Personal Property Tax	10/1/08
Mesquite City /ISD	TX	Personal Property Tax	10/1/08
MI - Grand Rapids	MI	State Income Tax	10/10/08
MI - Lansing	MI	State Income Tax	10/10/08
Michigan	MI	Sales & Use Tax	10/13/08
Michigan	MI	Sales & Use Tax	10/15/08
Michigan	MI	Sales & Use Tax	10/20/08
Michigan	MI	Sales & Use Tax	10/24/08
Michigan	MI	State Income Tax	10/14/08
Michigan	MI	State Income Tax	10/14/08
Midland County	TX	Personal Property Tax	10/1/08
Minnesota	MN	Sales & Use Tax	10/20/08
Minnesota	MN	Sales & Use Tax	10/20/08
Minnesota	MN	State Income Tax	10/10/08
Mississippi	MS	Sales & Use Tax	10/20/08
Mississippi	MS	Sales & Use Tax	10/20/08
Mississippi	MS	Sales & Use Tax	10/20/08
Mississippi	MS	Sales & Use Tax	10/20/08
Missouri	MO	Sales & Use Tax	10/20/08
Missouri	MO	Sales & Use Tax	10/20/08
Missouri	MO	State Income Tax	10/10/08
MO - Kansas City	MO	State Income Tax	10/10/08
Mobile County	AL	Sales & Use Tax	10/20/08
Mobile County	AL	Sales & Use Tax	10/20/08
Mobile County	AL	Personal Property Tax	10/1/08
Montana	MT	State Income Tax	10/14/08
Montgomery County	AL	Sales & Use Tax	10/20/08
Montgomery County	AL	Sales & Use Tax	10/20/08
Montgomery County	AL	Sales & Use Tax	10/20/08
Montgomery County	AL	Personal Property Tax	10/1/08
Montgomery County	TX	Personal Property Tax	10/1/08
Morth Dakota	ND	Sales & Use Tax	10/20/08
Morth Dakota	ND	Sales & Use Tax	10/30/08
Nebraska	NE	Sales & Use Tax	10/20/08
Nebraska	NE	Sales & Use Tax	10/20/08
Nevada	NV	Sales & Use Tax	10/20/08
Nevada	NV	Sales & Use Tax	10/20/08
New Jersey	NJ	Sales & Use Tax	10/20/08
New Jersey	NJ	Sales & Use Tax	10/20/08
New Jersey	NJ	Sales & Use Tax	10/20/08
New Jersey	NJ	Sales & Use Tax	10/20/08
New Jersey	NJ	State Income Tax	10/10/08
New Jersey	NJ	State Income Tax	10/14/08
New Jersey	NJ	State Income Tax	10/10/08
New Jersey	NJ	State Income Tax	10/10/08
New Mexico	NM	Sales & Use Tax	10/20/08
New Mexico	NM	Sales & Use Tax	10/25/08
New York	NY	Sales & Use Tax	10/20/08
New York	NY	Sales & Use Tax	10/20/08
New York	NY	Sales & Use Tax	10/20/08
Newton City	MA	Personal Property Tax	11/3/08
North Carolina	NC	Sales & Use Tax	10/15/08
North Carolina	NC	Sales & Use Tax	10/20/08

MOR-4B

4

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	10/25/08

MOR-4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

Taxing Authority	State	Type of Tax	Due Date

North Carolina	NC	Sales & Use Tax	10/20/08
North Carolina	NC	State Income Tax	10/10/08
North Dakota	ND	State Income Tax	10/14/08
Nueces County	TX	Personal Property Tax	10/1/08
OH - Columbus	OH	State Income Tax	10/10/08
OH - Columbus	OH	State Income Tax	10/10/08
OH - Cuyahoga Falls	OH	State Income Tax	10/10/08
OH - Dayton	OH	State Income Tax	10/10/08
OH - Rossford	OH	State Income Tax	10/10/08
OH -Aurora (RITA)	OH	State Income Tax	10/10/08
OH -Avon (RITA)	OH	State Income Tax	10/10/08
OH -Mayfield Heightsr (RITA)	OH	State Income Tax	10/10/08
OH -Mentor (RITA)	OH	State Income Tax	10/10/08
Ohio	OH	Consumer Use	10/20/08
Ohio	OH	Sales & Use Tax	10/20/08
Ohio	OH	Sales & Use Tax	10/20/08
Ohio	OH	State Franchise Tax	10/10/08
Ohio (Franchise Tax)	OH	State Franchise Tax	10/10/08
Ohio State, County, & Transit	OH	Sales & Use Tax	10/20/08
Oklahoma	OK	Sales & Use Tax	10/15/08
Oklahoma	OK	Sales & Use Tax	10/15/08
Oklahoma	OK	Sales & Use Tax	10/20/08
OR - Portland	OR	State Income Tax	10/14/08
Orange County	CA	Personal Property Tax	10/3/08
Oregon	OR	State Income Tax	10/14/08
PA - Philadelphia	PA	State Income Tax	10/14/08
Parish of St. Tammany	LA	Sales & Use Tax	10/20/08
Pennsylvania	PA	Sales & Use Tax	10/20/08
Pennsylvania	PA	Sales & Use Tax	10/20/08
Pennsylvania	PA	Sales & Use Tax	10/20/08
Pennsylvania	PA	State Income Tax	10/10/08
Pennsylvania	PA	State Income Tax	10/14/08
Rhode Island	RI	Sales & Use Tax	10/20/08
Rhode Island	RI	Sales & Use Tax	10/20/08
Rhode Island	RI	Sales & Use Tax	10/20/08
Roswell City	GA	Personal Property Tax	12/8/08
Rutherford County	TN	Personal Property Tax	10/1/08
Rutherford County	TN	Personal Property Tax	10/1/08
Shelby County	AL	Sales & Use Tax	10/20/08
Shelby County	AL	Sales & Use Tax	10/20/08
Shelby County	AL	Sales & Use Tax	10/20/08
Shelby County	AL	Personal Property Tax	10/1/08
South Carolina	SC	Sales & Use Tax	10/20/08
South Carolina	SC	Sales & Use Tax	10/20/08
South Carolina	SC	Sales & Use Tax	10/20/08
South Carolina	SC	Sales & Use Tax	10/20/08
South Carolina	SC	Sales & Use Tax	10/20/08
South Carolina	SC	Sales & Use Tax	10/20/08
South Carolina	SC	Sales & Use Tax	10/20/08
South Carolina	SC	Sales & Use Tax	10/20/08
South Carolina	SC	Sales & Use Tax	10/20/08
South Dakota	SD	Sales & Use Tax	10/20/08
South Dakota	SD	Sales & Use Tax	10/20/08
South Portland City	ME	Personal Property Tax	11/20/08
St Tammany	LA	Sales & Use Tax	10/20/08
St Tammany	LA	Sales & Use Tax	10/20/08
Sturbridge City	MA	Personal Property Tax	11/3/08
Tennessee	TN	Sales & Use Tax	10/20/08
Tennessee	TN	Sales & Use Tax	10/20/08
Tennessee	TN	Sales & Use Tax	10/20/08

MOR-4B

5

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	10/25/08

MOR-4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

Taxing Authority	State	Type of Tax	Due Date

Tennessee	TN	Sales & Use Tax	10/20/08
Tennessee	TN	Sales & Use Tax	10/20/08
Tennessee	TN	Sales & Use Tax	10/20/08
Tennessee	TN	Sales & Use Tax	10/20/08
Tennessee	TN	Sales & Use Tax	10/20/08
Tennessee	TN	Sales & Use Tax	10/20/08
Tennessee	TN	Sales & Use Tax	10/20/08
Tennessee	TN	Sales & Use Tax	10/20/08
Tennessee	TN	State Income Tax	10/10/08
Tennessee	TN	State Income Tax	10/14/08
Texas	TX	Sales & Use Tax	10/20/08
Texas	TX	Sales & Use Tax	10/20/08
Texas	TX	State Income Tax	10/15/08
Town of Castle Rock	CO	Sales & Use Tax	10/20/08
United I. S. D	TX	Personal Property Tax	10/31/08
Utah	UT	Sales & Use Tax	10/20/08
Utah	UT	State Income Tax	10/10/08
Vermont	VT	Sales & Use Tax	10/20/08
Vermont	VT	Sales & Use Tax	10/20/08
Vermont	VT	State Income Tax	10/10/08
Virginia	VA	Sales & Use Tax	10/20/08
Virginia	VA	Sales & Use Tax	10/20/08
Virginia	VA	Sales & Use Tax	10/20/08
Virginia	VA	State Income Tax	10/10/08
Virginia	VA	State Income Tax	10/14/08
Washington	WA	Sales & Use Tax	10/20/08
Washington	WA	Sales & Use Tax	10/20/08
Washington, DC	DC	Sales & Use Tax	10/20/08
Washington, DC	DC	Sales & Use Tax	10/20/08
Washington, DC	DC	Sales & Use Tax	10/20/08
Watertown City	MA	Personal Property Tax	11/3/08
Webb County	TX	Personal Property Tax	10/1/08
West Virginia	wv	Sales & Use Tax	10/20/08
West Virginia	WV	Sales & Use Tax	10/20/08
West Virginia	WV	Sales & Use Tax	10/20/08
Weymouth City	MA	Personal Property Tax	11/3/08
Wisconsin	WI	Sales & Use Tax	10/20/08
Yavapai County	AZ	Personal Property Tax	10/1/08
Yuma County	AZ	Personal Property Tax	11/3/08
Yuma County	AZ	Personal Property Tax	11/3/08
Yuma County	AZ	Personal Property Tax	11/3/08

MOR-4B

6

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	10/25/08

MOR-5: SUMMARY OF UNPAID POSTPETITION DEBTS

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total

Accounts Payable-Merchandise (1), (2)	$10,685,128	$22,476,655	$(552,850)	$138,186	$—	$32,747,119
Accounts Payable-Expense (1), (3)	2,081,471	9,872	(5,453)	(11,672)	60,649	2,134,867
Wages Payable	6,888,039	—	—	—	—	6,888,039
Taxes Payable	21,984,633	—	—	—	—	21,984,633
Rent / Leases - Building	—	—	—	—	—	—
Secured Debt	(31,276,478)	—	—	—	—	(31,276,478)
Professional Fees (4)	996,313	—	—	—	—	996,313
Amounts Due to Insiders (5),(6)	—	166,667	166,667	166,667	303,572	803,573

Total Postpetition Debts	$11,359,106	$22,653,194	$(391,636)	$293,181	$364,221	$34,278,066

(1)	This schedule includes actual payables for Merchandise and Non-Merchandise expenses and therefore excludes any accrual balances.
(2)

The Accounts Payable-Merchandise figure does not tie directly to the balance sheet. The attached aging (MOR-5A) includes items in the Merchandise Accruals, Refunds and Allowances account on the balance sheet, as well as offsetting refunds due from vendors that are captured as accounts receivable on the balance sheet.

(3)	The Accounts Payable-Expense figure does not tie directly to balance sheet account. Balance sheet account includes amounts Due to Insiders which is reported separately in this analysis.
(4)	Includes professional fee invoices that have received interim approval and a certificate of no objection or partial no objection has been filed.
(5)	Wages payable to employees who are insider creditors are included in the Wages Payable line item.
(6)

The Debtors were accruing approximately $166 thousand per month in management fees payable to Apollo Management V, L.P. And NRDC pursuant to a management agreement. The Debtors discontinued accruing these fees in October 2008, have not paid any fees since filing Chapter 11, and do not anticipate doing so.

MOR-5

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	10/25/08

MOR-5A: LISTING OF AGED ACCOUNTS PAYABLE  - MERCHANDISE

	Number of Days Past Due
VENDOR NAME	Current	0-30	31-60	61-90	Over 90	Total

1888 MILLS L/C	—	—	—	—	—	—
ACME INT ENTERPRISES, INC. IMPORT	$36,631	$14,423	$—	$—	$—	$51,053
ADAMS MFG.CORP	—	(655)	(200)	—	—	(855)
ADESSO LIGHTING L/C	(45,215)	(38)	(62,304)	—	—	(107,557)
ADSOUTH MARKETING,LLC.	(12,333)	(9,050)	—	—	—	(21,384)
AEOLUS DOWN L/C	21,201	10,079	—	111,027	—	142,306
AERO PRODUCTS INTERNATIONAL	—	1,518,016	—	—	—	1,518,016
AEROGROW INTERNATIONAL, INC.	—	59,501	—	—	—	59,501
AIM LP	—	—	—	(18)	—	(18)
ALCO INDUSTRIES IMPORT	—	(1,258)	—	—	—	(1,258)
ALDIK ARTIFICIAL FLOWER CO., INC.LC	—	—	—	—	—	—
AL-KARAM TEXTILE MILLS (PVT)LTD/LC	—	(4,405)	—	—	—	(4,405)
ALL WRAPPED UP L/C	—	(13,300)	—	—	—	(13,300)
ALL-CLAD METAL CRAFTERS	—	—	—	(55)	—	(55)
ALLEGRO MFG. INC.	—	—	(8,747)	300	—	(8,447)
ALLSTAR MARKETING, LLC	—	288	—	—	—	288
AMCO CORP.	—	20,717	(100)	204	—	20,821
AMCOR, INC.	—	—	—	(39,374)	—	(39,374)
AMERICAN CENTURY HOME FABRICS INC.	—	4,597	6,587	—	—	11,184
AMERICAN COVERS, INC.	—	2,322	1,316	—	—	3,638
AMERICAN FIBER IND.	302,949	131,681	3,222	—	—	437,852
AMERICAN OAK PRESERVING CO.INC L/C	(307)	—	10,443	—	—	10,136
AMERICAN PACIFIC ENTERPRISES	—	—	—	(4,526)	—	(4,526)
AMERICAN TACK & HARDWARE	(9)	21,664	—	—	—	21,655
AMERICAN TEXTILE COMPANY	5,124	(38)	—	—	—	5,087
AMIGA INTERNATIONAL LTD. L/C	—	(47)	—	—	—	(47)
ANCHOR ACQUISITION, LLC	(2,896)	10,643	—	(10)	—	7,737
ANDREWS & McMEEL	—	—	—	—	—	—
ANGEL SALES, INC.	—	586	(810)	—	—	(224)
APACHE MILLS INC.	—	(5,848)	—	—	—	(5,848)
APEX PRODUCTS, LLC	—	5,535	3,488	—	—	9,023
APPLICA CONSUMER PRODUCTS, INC.	222,055	299,292	84	339	—	521,770
ARC INTERNATIONAL	27,588	(10,791)	2,991	—	—	19,787
ARTISSIMO	(2,674)	(19,907)	2,212	(29,288)	—	(49,658)
AVANTI PRESS, INC.	(1,346)	(6,420)	—	—	—	(7,766)
AXIS IMEX, INC.	—	—	1,183	—	—	1,183
AZIM TEKSTIL (LC)	—	(1,434)	(6,516)	—	—	(7,950)
B & R PLASTICS, INC.	—	45,110	—	—	—	45,110
BALTA US, INC.	—	—	—	(9)	—	(9)
BALTIC LINEN COMPANY, INC/IMPORT	—	—	(837)	—	—	(837)
BARDWILL INDUSTRIES	118,466	(37,846)	—	—	—	80,620
BARUCH COMPANY(THE)	154,335	(99,026)	2,731	—	—	58,040
BASIC LINE INC	—	(259)	—	—	—	(259)
BASSETT MIRROR COMPANY, INC.	—	8,090	—	—	—	8,090
BATHMARK	—	22,537	—	—	—	22,537
BEACON LOOMS INC.	—	(27)	—	—	—	(27)
BEAUTY UNLIMITED	—	—	—	(112)	—	(112)
BECK INTERNATIONAL IMPORT	—	—	(90)	—	—	(90)
BEME INTERNATIONAL LLC	(85,765)	—	—	37,347	—	(48,418)
BERKSHIRE BLANKET INC.	—	60,175	—	—	—	60,175
BERWICK INDUSTRIES LLC	—	(1,045)	—	—	—	(1,045)
BESS HOME FASHIONS/BMC GROUP	—	—	—	—	—	—
BETTER SLEEP INC.	28,490	171,986	—	—	—	200,476
BISSELL INC	(9)	—	—	—	—	(9)
BLACK & DECKER / I.LEHRHOFF & CO.	—	(20,476)	—	—	—	(20,476)
BLACK & DECKER INC. IMPORT	—	—	—	—	—	—
BLUE BOX TOYS, INC.	31,116	68,887	—	—	—	100,002
BLUE RIDGE INTERNATIONAL	—	—	(6)	—	—	(6)
BOARD DUDES, INC., THE	—	—	—	(40)	—	(40)
BODUM,INC.	—	(1,128)	—	—	—	(1,128)
BOELTER BRANDS	(1,428)	606	—	—	—	(821)
BONAKEMI USA, INC.	—	7,224	—	—	—	7,224
BOSTON INTERNATIONAL INC.	—	39,655	—	—	—	39,655
BOSTON TEA COMPANY, LLC	—	10,859	5,814	—	—	16,673
BOSTON WAREHOUSE TRADING CORP.	—	4,147	15,310	—	—	19,458

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	10/25/08

MOR-5A: LISTING OF AGED ACCOUNTS PAYABLE  - MERCHANDISE

	Number of Days Past Due
VENDOR NAME	Current	0-30	31-60	61-90	Over 90	Total

1888 MILLS L/C	—	—	—	—	—	—
ACME INT ENTERPRISES, INC. IMPORT	$36,631	$14,423	$—	$—	$—	$51,053
BRENTWOOD ORIGINALS	362,824	406,203	—	—	—	769,027
BROWNSTONE GALLERY IMPORT	(954)	(6,807)	—	—	—	(7,761)
BSH HOME APPLIANCES CORPORATION	—	—	—	—	—	—
BUDDEEZ, INC.	—	1,885	—	—	—	1,885
BUILT NY, INC.	104,857	57,250	12,224	—	—	174,332
BURNES HOME ACCENTS LLC	—	30,076	—	—	—	30,076
BY APPOINTMENT IMPORT	53,146	42,148	45,137	2,475	—	142,905
C.Y. TOP LTD L/C	(586)	(15,908)	—	—	—	(16,494)
CALDREA COMPANY, THE	—	1,562	576	—	—	2,138
CALPHALON CORP.	450,554	495,625	—	—	—	946,179
CAMBRIDGE SILVERSMITHS	10,136	104,614	71	23	—	114,844
CANDLE WARMERS ETC.	—	1,395	—	—	—	1,395
CARPENTER COMPANY	(24,308)	17,628	—	—	—	(6,680)
CASA CREATIONS, INC.	—	6,670	—	(41,575)	—	(34,904)
CASABELLA HOLDINGS LLC IMPORT	122,526	(11,379)	—	125	—	111,272
CATALINA LIGHTING IMPORT	(30,718)	—	(13,682)	—	—	(44,400)
CDR,INC.	—	1,870	2,640	—	—	4,510
CEDAR FRESH HOME PRODUCTS LLC	270	599	—	—	—	869
CENTROID INDUSTRIAL CORP L/C	—	(38)	—	—	—	(38)
CHANTAL	—	(472)	—	—	—	(472)
CHEF’N CORPORATION	—	(8,650)	(1,540)	132	—	(10,058)
CHESAPEAKE MERCHANDISING	—	—	(28,392)	—	—	(28,392)
CHF INDUSTRIES, INC.IMPORT	66,878	88,706	—	(87,211)	—	68,373
CHIA-YI CHIN JWU ENT.CO.,LTD. L/C	—	—	—	—	—	—
CK GROUP, INC. IMPORT	(18,010)	—	—	—	—	(18,010)
CLEARLY FUN SOAP,INC.	11,590	7,659	(197)	(140)	—	18,913
CLEMENTINE PAPER, INC. IMPORT	—	(23,414)	—	—	—	(23,414)
COLONIAL CANDLE OF CAPE COD &	—	—	—	—	—	—
COLUMBIA FRAME INC.	(1,633)	(23,127)	—	—	—	(24,759)
COLUMBINE CODY CORPORATION IMPORT	(28)	(138,624)	(4,348)	12,612	—	(130,387)
CONAIR (DIRECT)	218,598	267,471	285	—	—	486,354
CONAIR CORPORATION	1,160,924	1,966,389	—	—	—	3,127,312
CONAIR CORPORATION - NON ELECTRICS	89,740	19,478	—	—	—	109,218
COPCO	75,836	56,419	—	—	—	132,255
CORONA CURTAIN	—	(32,751)	(100)	—	—	(32,851)
CREATIVE HOME FURNISHINGS, INC.	(2,651)	—	—	—	—	(2,651)
CRESTWOOD PARTNERS, LLC IMPORT	—	—	(398)	(9)	—	(407)
CRISA CORP.	14,150	81,480	—	1,224	—	96,854
CROSCILL INC.	41,723	416,466	134	—	—	458,323
CROY & ASSOCIATES LLC	129,588	—	—	—	—	129,588
CRYOPAK CORPORATION	—	7,402	—	(256)	—	7,146
DASCO	—	4,541	1,432	—	—	5,972
DAVID’S COOKIES	—	7,972	3,110	—	—	11,081
DC MILLS INC.	—	90,769	—	—	—	90,769
DCWV HOME	20,000	(50,870)	(651)	10,336	—	(21,184)
DDI, INC.	—	17,626	—	—	—	17,626
DECORATIVE LIVING INC IMPORT	—	—	—	—	—	—
DELICIOUS BRANDS, LLC	—	(14,109)	—	—	—	(14,109)
DeLONGHI AMERICA, INC.	(1,695)	—	—	—	—	(1,695)
DESIGN DESIGN, INC.	280	(405)	14	—	—	(111)
DESIGN SOLUTIONS INT’L IMPORT	—	(32,917)	(14,850)	—	—	(47,767)
DIAL INDUSTRIES	—	—	(1,951)	(4,173)	—	(6,124)
DIONI	—	—	(300)	—	—	(300)
DIOR INTERNATIONAL - IMPORT	(1,140)	(741)	(1,088)	—	—	(2,968)
DIVATEX HOME FASHIONS	12,282	54,601	105,740	(205,471)	—	(32,847)
DIVATEX HOME FASHIONS INC./IMPORT	—	18,574	(20,377)	(213)	—	(2,015)
DKB HOUSEHOLD USA	—	69	41	—	—	109
DOMANI (HK) LIMITED/IMPORT	(6,531)	(2,404)	(12,500)	—	—	(21,435)
DOMISTYLE, INC/IMPORT	(346)	(82)	—	—	—	(428)
DON WASSERMAN INTERNATONAL IMPORT	—	(295)	(504)	—	—	(799)
DOWN LITE INTERNATIONAL	(25,000)	—	—	—	—	(25,000)
DSC PRODUCTS	—	56,803	—	—	—	56,803
DYNAMIC DESIGNS, INC. IMPORT	(262)	18,381	6,297	—	—	24,415

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	10/25/08

MOR-5A: LISTING OF AGED ACCOUNTS PAYABLE  - MERCHANDISE

	Number of Days Past Due
VENDOR NAME	Current	0-30	31-60	61-90	Over 90	Total

1888 MILLS L/C	—	—	—	—	—	—
ACME INT ENTERPRISES, INC. IMPORT	$36,631	$14,423	$—	$—	$—	$51,053
DYSON INCORPORATED	—	—	—	(4,366)	—	(4,366)
E & B GIFTWARE, LLC	—	—	—	—	—	—
E.MISHAN & SONS,INC. (EMSON)	(660)	—	—	—	—	(660)
EHS FAR EAST LTD IMPORT	—	(22,554)	(38)	—	—	(22,592)
EL PASO CHILE COMPANY, THE	(20,116)	(575)	—	—	—	(20,691)
ELECTROLUX HOME CARE PRODUCTS NORTH	—	(10,434)	1,547	(238)	—	(9,125)
ELLERY HOMESTYLES	(831)	—	—	—	—	(831)
ELLISON FIRST ASIA LLC	948,929	1,074,835	—	—	—	2,023,765
ELMER’S PRODUCTS, INC.	—	—	—	(1)	—	(1)
ELRENE HOME FASHIONS	(2,534)	—	40	—	—	(2,494)
EMERILWARE	(9)	187,296	—	—	—	187,287
EMERSON RADIO CORP. IMPORT	—	—	(439)	(19,664)	—	(20,103)
ENDLESS GAMES IMPORT	—	39,054	—	—	—	39,054
ENERGIZER BATTERY, INC.	—	(17,720)	—	—	—	(17,720)
EPOCA INC IMPORT	1,534	135,016	903	—	—	137,453
EPOCH HOMETEX, INC.IMPORT	—	—	—	—	—	—
ETON/A DIVISION OF TANDY BRANDS	—	66,142	—	—	—	66,142
EURO-CUISINE, INC.	—	552	—	—	—	552
EURO-PRO OPERATING LLC	(7,569)	(21,628)	(30,193)	56,657	—	(2,733)
EVERCARE COMPANY, THE	(4,044)	—	—	—	—	(4,044)
EVERGREEN ENTERPRISES IMPORT	120	450	—	—	—	570
EVERGREEN LABS. INC.	—	1,452	785	—	—	2,237
EVERSTAR MERCHANDISE CO.,LTD/LC	—	(3,145)	(650)	—	—	(3,795)
EVRIHOLDER PRODUCTS INC.	6,637	5,760	—	—	—	12,397
EXCALIBUR ELECTRONICS INC.IMPORT	—	(3,010)	—	—	—	(3,010)
EXCEL	—	—	—	(727)	—	(727)
FAGOR AMERICA INC.	—	—	—	—	—	—
FAMOUS HOME FASHION INC.	(651)	(3,158)	(1,971)	—	—	(5,779)
FARBERWARE COOKWARE	(405,450)	(1,197,369)	(95,825)	(12,045)	—	(1,710,689)
FETCO HOME DECOR INC.	—	(36,964)	—	(36,193)	—	(73,157)
FISKARS CONSUMER PRODUCTS, INC.	—	—	(2,040)	235	—	(1,805)
FLOXITE COMPANY INC.	—	45,628	10,187	—	—	55,816
FOCUS ELECTRICS, LLC	—	—	—	(36)	—	(36)
FOOT FLUSH INTERNATIONAL, LLC	—	(226)	—	(1,561)	—	(1,787)
FOR LIFE PRODUCTS,INC.	—	5,960	—	—	—	5,960
FOR YOUR EARS ONLY INC.	—	—	—	(557)	—	(557)
FOREMOST GROUPS INC.IMPORT	—	(2,592)	(6,526)	—	—	(9,117)
FORMATION L/C	—	—	(853)	—	—	(853)
FRAMED PICTURE ENTERPRISE	239,160	211,826	—	—	—	450,986
FRANCO MFG CO., INC.	—	(113)	—	—	—	(113)
FRESHLINK PRODUCT DEVELOPMENT LLC	51,559	(4,214)	—	—	—	47,345
GATCO	—	1,256	—	—	—	1,256
GERSON COMPANY, THE IMPORT	—	9,114	—	—	—	9,114
GHCL LTD. - IMPORT	(1,160)	(7,647)	(13,035)	—	—	(21,842)
GIFT CARD IMPRESSIONS LLC	48	—	—	—	—	48
GINSEY INDUSTRIES, INC.L/C	(1,086)	—	74	—	—	(1,012)
GLENOIT CORPORATION	20,702	79,596	9,004	(29,945)	—	79,357
GLJ,LLC	(54,821)	—	—	17,257	—	(37,564)
GODIVA CHOCOLATIER	(20,000)	—	—	—	—	(20,000)
GOLDEN GT, LLC	—	1,954	2,372	—	—	4,326
GORILLA GLUE COMPANY, THE	—	—	—	(146)	—	(146)
GRACIOUS LIVING CORP.L/C	—	—	—	(1,916)	—	(1,916)
GRANT HOWARD ASSOCIATES	—	135	1,260	—	—	1,395
GRAPHIQUE DE FRANCE	—	(6,512)	—	—	—	(6,512)
GROUPE SEB USA	169,623	601,504	—	—	—	771,126
GSC TECHNOLOGY CORPORATION	—	(7,763)	—	—	—	(7,763)
GT MEDIA, INC.	—	1,126	(1,456)	260	—	(70)
HAAN CORPORATION	—	(69,265)	—	—	—	(69,265)
HAGERTY	—	9,493	2,546	—	—	12,038
HAIER AMERICA	—	(12,332)	—	—	—	(12,332)
HAMILTON BEACH PROCTOR SILEX	—	(15,946)	—	—	—	(15,946)
HAMPTON DIRECT	—	(328)	(5,902)	—	—	(6,230)
HAMPTON FORGE LTD.	(2,305)	(248)	—	—	—	(2,553)

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	10/25/08

MOR-5A: LISTING OF AGED ACCOUNTS PAYABLE  - MERCHANDISE

	Number of Days Past Due
VENDOR NAME	Current	0-30	31-60	61-90	Over 90	Total

1888 MILLS L/C	—	—	—	—	—	—
ACME INT ENTERPRISES, INC. IMPORT	$36,631	$14,423	$—	$—	$—	$51,053
HANNA’S CANDLE COMPANY	—	13,559	—	—	—	13,559
HARBOUR SOURCING INT’L LTD IMPORT	—	—	(6,008)	—	—	(6,008)
HARVEST TRADING GROUP INC.	—	—	—	—	—	—
HAUTE DECOR	—	(5,861)	51,465	—	—	45,605
HEARTLAND FRAGRANCE CO. LLC	—	7,469	—	—	—	7,469
HELEN OF TROY L.P.	3,665	96,187	5,208	(34,197)	—	70,862
HERITAGE MINT LTD.IMPORT	—	14,879	5,398	—	—	20,276
HINDOSTONE PRODUCTS, INC.	(140)	(2,218)	1,062	4,092	—	2,795
HMS MFG. CO.	—	(41,782)	27,327	—	—	(14,455)
HOFFMASTER GROUP, INC.	4,569	37,426	—	—	—	41,995
HOME ESSENTIALS & BEYOND	—	—	—	—	—	—
HOME NICHES, INC. IMPORT	—	6,847	(15,778)	5,538	—	(3,393)
HOME PRODUCTS INTERNATIONAL, NA	(425)	(12,946)	—	(23)	—	(13,394)
HOME TRADITIONS	—	—	—	—	—	—
HOMEDICS CORPORATION	190,847	276,036	—	—	—	466,883
HOMEDICS, INC IMPORT	379,488	422,424	—	—	—	801,912
HOMESTEAD INT’L GROUP/IMPORT	(453)	(33,816)	—	2,400	—	(31,869)
HOMEWELL CORPORATION LTD. IMPORT	—	—	—	—	—	—
HOPE COMPANY, THE	—	—	—	—	—	—
HOWARD BERGER CO. INC. IMPORT	108,147	—	—	—	—	108,147
HUNTER FAN COMPANY	163,867	139,848	—	(159)	—	303,556
HUTZLER MANUFACTURING COMPANY, INC.	—	—	(477)	—	—	(477)
ICUP INC. IMPORTS	—	111,104	—	—	—	111,104
IDEA NUOVA INC. IMPORT	—	—	(1,339)	—	—	(1,339)
IDEA VILLAGE PRODUCTS CORP	54,692	51,722	—	—	—	106,413
IDEAL PRODUCTS CO., LLC	(2,760)	—	—	—	—	(2,760)
IGNITE USA LLC	—	1,263	—	—	—	1,263
IJK LTD.L/C	—	(327)	(31,714)	(4,354)	—	(36,395)
IMATION ELECTRONICS PRODUCTS IMPORT	(171,120)	(22,035)	387	—	—	(192,768)
IMPEX SYSTEMS GROUP, INC.	—	4,896	7,306	—	—	12,202
IMUS RANCH FOODS, INC.	—	(128)	(182)	(207)	—	(517)
INDIA INK	—	—	—	—	—	—
INGENIOUS DESIGNS LLC IMPORT	—	17,036	(2,076)	—	—	14,960
INNOFRESH PRODUCTS, INC.	—	1,971	—	—	—	1,971
INNOVATIVE TECHNOLOGY ELECTRICS L/C	—	75,600	—	—	—	75,600
INTERCONTINENTAL ART INC.	—	185,711	—	—	—	185,711
INTERDESIGN,INC.	187,540	145,079	614	—	—	333,232
INTERNATIONAL GREETINGS IMPORT	(7,104)	(2,932)	(3,032)	—	—	(13,068)
INTERNATIONAL SILVER	4,002	46,494	—	—	—	50,496
INTERPRO MANUFACTURING LTD. L/C	—	—	(1,485)	—	—	(1,485)
IONIC PRO, LLC	(1,845)	—	—	—	—	(1,845)
IROBOT CORPORATION	—	570,951	(1,371,730)	258,477	—	(542,302)
ISI-NORTH AMERICA, INC.	28,309	(11,133)	—	—	—	17,177
J.A. HENCKELS	49,111	266,392	—	—	—	315,502
J.HUNT & CO. JIMCO	—	—	(23)	(32)	—	(55)
J.HUNT & CO. JIMCO L/C VENDOR	—	—	(6,231)	—	—	(6,231)
JARDEN CONSUMER SOLUTIONS	—	55,392	—	—	—	55,392
JARDEN CONSUMER SOLUTIONS	—	—	—	(9,028)	—	(9,028)
JAY FRANCO AND SONS INC.	—	6,592	(13,120)	36	—	(6,493)
JEANMARIE CREATIONS,LLC	9,335	—	—	—	—	9,335
JLA HOME,INC.	—	—	—	(2,549)	—	(2,549)
JOBAR INTERNATIONAL, INC.	—	—	—	—	—	—
JOELSON INDUSTRIES	22,317	—	72	—	—	22,389
JOHN RITZENTHALER COMPANY	—	(16,757)	—	—	—	(16,757)
JOKARI/US, INC.	—	(9,185)	—	22	—	(9,163)
JOLLEN HOME CREATION LTD L/C	50,875	14,535	—	—	—	65,410
JOSEPH ENTERPRISES, INC.	—	—	—	—	—	—
JWIN ELECTRONICS CORPORATION	—	129,438	—	—	—	129,438
KAUFMAN SALES, INC IMPORT	(1,141)	(668)	59	—	—	(1,750)
KEMP & BEATLEY INC IMPORT	7,720	(4,623)	7,903	—	—	11,000
KIKKERLAND DESIGN INC. IMPORT	(2,308)	4,829	324	—	—	2,844
KITCHEN AID PORTABLE APPLIANCES	(2,877)	(6,412)	(7,276)	(33,766)	—	(50,330)
KITCHEN ART INC.	—	17,780	—	—	—	17,780

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	10/25/08

MOR-5A: LISTING OF AGED ACCOUNTS PAYABLE  - MERCHANDISE

	Number of Days Past Due
VENDOR NAME	Current	0-30	31-60	61-90	Over 90	Total

1888 MILLS L/C	—	—	—	—	—	—
ACME INT ENTERPRISES, INC. IMPORT	$36,631	$14,423	$—	$—	$—	$51,053
KITTRICH CORPORATION	—	(78)	19	—	—	(59)
L.A.IMPRINTS	—	1,890	—	—	—	1,890
LAMINET COVER COMPANY	—	(1,609)	—	—	—	(1,609)
LAMONT L/C	—	(2,016)	—	—	—	(2,016)
LANG HOLDINGS,INC.	—	106,508	—	—	—	106,508
LAPINE ASSOC,INC.-GARMIN	—	(560)	—	(1,960)	—	(2,520)
LARIEN PRODUCTS	—	6,074	—	—	—	6,074
LAVA WORLD INT’L	—	14,582	—	—	—	14,582
LAWRENCE FRAMES	—	(9)	—	—	—	(9)
LAZART PRODUCTION, INC.	—	409	—	—	—	409
LEATHER CPR	—	—	—	—	—	—
LEIFHEIT INT’L USA INC.	—	—	—	(19,815)	—	(19,815)
LENOX BRANDS / DANSK	—	179	—	—	—	179
LEVINSOHN	(9)	35,730	332	—	—	36,053
LEXICAL TECHNOLOGIES	—	12,375	—	—	—	12,375
LIBBEY (GLASSWARE)	97,461	268,771	—	—	—	366,233
LIBRA PACIFIC CO., LTD. L/C	—	—	—	(953)	—	(953)
LIFETIME BRANDS INC.	23,629	366,622	—	—	—	390,251
LIFETIME BRANDS, INC.IMPORT	62,895	21,327	—	—	—	84,222
LIONEL LLC L/C	(7,881)	(2,904)	—	—	—	(10,785)
LIPPER INTERNATIONAL INC.IMPORT	—	8,701	—	—	—	8,701
LISS GLOBAL INC IMPORT	—	(3,254)	—	—	—	(3,254)
LIZ CLAIBORNE DIV.OF AMERICAN PACIF	59,802	403,078	—	—	—	462,880
LODGE MANUFACTURING CO.	—	—	—	(396)	—	(396)
LOT 26 STUDIO LLC	692,075	—	—	—	—	692,075
LOUISVILLE BEDDING	—	1,048,448	—	1,423	—	1,049,872
LUIGI BORMIOLI CORPORATION - IMPORT	38,619	8,889	—	—	—	47,508
LUSH LIFE INC.L/C	—	(639)	—	—	—	(639)
LUX PRODUCTS CORPORATION	—	4,520	1,508	72	—	6,100
LUXURY LIVING INC	50	78	—	—	—	128
M. BLOCK & SONS, INC.	—	1,903,982	438,700	(335,439)	—	2,007,243
MAGIC SLIDERS	—	10,002	32	—	—	10,034
MALDEN	—	(10,127)	—	—	—	(10,127)
MANLEY TOYS LTD. IMPORT	—	—	—	(1,480)	—	(1,480)
MAPLES INDUSTRIES INC.	(54,468)	129,841	6,337	—	—	81,710
MARAN, INC.	(1,952)	—	—	—	—	(1,952)
MARCELLA FINE RUGS	—	(5,300)	—	—	—	(5,300)
MAREX USA INC L/C	—	(538)	(1,485)	—	—	(2,023)
MASTERBUILT MANUFACTURING L/C	—	—	(15,005)	—	—	(15,005)
MASTERPIECE ART GALLERY	(660)	327	—	—	—	(333)
MAVERICK IND.	—	(3,234)	—	—	—	(3,234)
MAYTAG APPLIANCES	24,221	—	—	(3,763)	—	20,458
MCS IMPORT	(2,477)	(22,042)	(17,220)	10,316	—	(31,422)
MEDELCO INC.	—	10,070	500	—	—	10,570
MEDICI 888, LLC IMPORT	56,291	—	—	—	—	56,291
MELANNCO INT’L LTD.	30,200	10,144	(88)	23	—	40,279
MELITTA USA, INC.	—	—	—	—	—	—
MERCH SOURCE LLC	226,015	644,139	—	—	—	870,154
MERRY CHANCE INDUSTRIES LTD./IMPORT	—	—	(1,112)	—	—	(1,112)
METRO THEBE DBA BREVILLE USA	(825)	0	—	58,517	—	57,693
MEYER CORP. U.S.	(241,296)	(353,804)	(324)	543	—	(594,881)
MIKASA	595	40,056	—	—	—	40,651
MOHAWK RUG & TEXTILES	—	—	—	4,058	—	4,058
MR.CHRISTMAS INC.L/C	—	(650)	—	(210)	—	(860)
MSA PRODUCTS, INC/IMPORT	(58,619)	(125,984)	(12,234)	(62,499)	—	(259,335)
MSA TRADING, INC. IMPORT	—	—	(1,852)	—	—	(1,852)
MSRF, INC.	164,441	217,487	—	—	—	381,928
MULTY INDUSTRIES INC.	—	10,268	—	—	—	10,268
NAP HOME DECOR	—	575	—	—	—	575
NASSAU CANDY DISTRIBUTORS, INC.	404,079	178,391	—	—	—	582,470
NATCO PRODUCTS CORP.	—	30,744	(32,069)	—	—	(1,325)
NAUTICA DIV.OF AMERICAN PACIFIC ENT	139,449	(461,791)	454,652	(22,101)	—	110,208
NEATNIX	—	28,058	2,349	—	—	30,407

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	10/25/08

MOR-5A: LISTING OF AGED ACCOUNTS PAYABLE  - MERCHANDISE

	Number of Days Past Due
VENDOR NAME	Current	0-30	31-60	61-90	Over 90	Total

1888 MILLS L/C	—	—	—	—	—	—
ACME INT ENTERPRISES, INC. IMPORT	$36,631	$14,423	$—	$—	$—	$51,053
NEU INTERNATIONAL CO.LTD. IMPORT	—	(7,527)	(60)	—	—	(7,587)
NEW ADVANCED PRODUCTS INC.	—	10,130	9,156	—	—	19,286
NEW VIEW/IMPORT	23,134	10,439	—	—	—	33,573
NEXT CREATIONS, INC.	—	(313)	(9)	—	—	(322)
NIFTY HOME PRODUCTS INC.	—	33,778	9,975	—	—	43,753
NII NORTHERN INTERNATIONAL INC.	—	41,060	—	—	—	41,060
NORDIC WARE	—	(24,294)	—	—	—	(24,294)
NORELCO/PHILIPS	—	—	—	—	—	—
NORITAKE	—	—	(1,019)	(154)	—	(1,173)
OLDE THOMPSON	—	(38)	(8)	(1,045)	—	(1,091)
OMRON/I.LEHRHOFF & CO	377,082	(27,733)	—	—	—	349,348
ONTEL PRODUCTS CORPORATION	80,334	128,019	—	—	—	208,353
ORIENTAL WEAVERS OF AMERICA	—	—	—	(1,404)	—	(1,404)
ORIGINAL GOURMET FOOD COMPANY, INC.	39,051	52,627	—	—	—	91,678
OWEN MANUFACTURING	—	15,422	—	—	—	15,422
OXO INTERNATIONAL, LTD.	34,554	884,296	—	308	—	919,158
PACIFIC COAST FEATHER COMPANY	—	—	(412)	—	—	(412)
PACIFIC MARKET INTERNATIONAL	—	(1,451)	11,562	—	—	10,111
PAPERPRODUCTS DESIGNS	—	—	(4,463)	—	—	(4,463)
PARK B SMITH LTD.	100,321	99,074	121	14	—	199,530
PEARLESSENCE LTD.	2,844	—	—	—	—	2,844
PEKING HANDICRAFTS	—	4,298	7,179	(12,310)	—	(833)
PFALTZGRAFF	5,320	3,072	—	—	—	8,391
PHELPS INDUSTRIES	—	113	—	—	—	113
PHILIPS ACCESSORIES	1,094	1,102	—	—	—	2,196
PHILIPS ORAL HEALTHCARE WORLDWIDE	(853)	—	—	—	—	(853)
PHOTOCO INC.	—	48	—	—	—	48
PIONEER PHOTO ALBUMS, INC.	—	(3,371)	—	—	—	(3,371)
POLDER INC/IMPORT	298,502	(16,753)	—	32	—	281,781
POLYTREE GROUP LIMITED IMPORT	—	—	—	(1,485)	—	(1,485)
POMEROY COLLECTION, THE	137,184	(5)	(6,890)	—	—	130,289
PRECIDIO INC.	—	—	—	—	—	—
PREMIER CANDLE CORPORATION	(578)	—	—	(644)	—	(1,222)
PRIDE OUTDOOR PRODUCTS GROUP IMPORT	—	—	—	(788)	—	(788)
PRIMA TECHNOLOGIES, INC./NAIL TEK	—	(3,669)	22,620	—	—	18,951
PROCTER AND GAMBLE DISTRIBUTING CO.	(2,562)	—	—	—	—	(2,562)
PRODYNE	946	—	—	—	—	946
PROGRESSIVE INT’L CORP.	(2,115)	(2,931)	—	—	—	(5,046)
PROMOTOPIA,INC.	—	7,654	—	—	—	7,654
Q MARKETING GROUPLTD. L/C	—	(5,875)	—	—	—	(5,875)
QUEST SALES & SERVICES INC.	—	(1,493)	—	—	—	(1,493)
RANGE KLEEN	—	—	—	—	—	—
REGAL HOME COLLECTIONS INC.IMPORT	130,548	181,347	—	76	—	311,971
REGENCY WRAPS INC.	12,469	2,109	—	—	—	14,578
REVERE MILLS INC.	64	54,833	—	—	—	54,897
REVMAN INTERNATIONAL INC.IMPORT	—	(4,028)	(2,233)	(14,844)	—	(21,105)
RIMOL HK/RANDA INT. IMPORT	—	(796)	—	—	—	(796)
RIO BRANDS,INC	—	—	—	(4,000)	—	(4,000)
RITE LITE LTD.	—	(201)	—	—	—	(201)
ROBINSON HOME PRODUCTS INC.	(1,135)	—	—	—	—	(1,135)
ROCKCONCEPTS,INC. IMPORT	6,250	(6,250)	—	—	—	—
ROYAL APPLIANCE MFG. CO.	369,729	(2,922)	(350)	—	—	366,457
ROYAL DOULTON	—	67	(88)	—	—	(21)
ROYALE LINENS	—	(231)	(2,394)	—	—	(2,624)
RPI GROUP, THE	—	—	—	(1,926)	—	(1,926)
S LICHTENBERG & CO., INC.	188,360	(4,217)	(19)	—	—	184,125
SAECO USA, INC.	—	(879)	—	340	—	(539)
SAKURA, INC.	—	(2,753)	—	—	—	(2,753)
SAM HEDAYA L/C VENDOR	—	—	—	—	—	—
SANDER SALES ENTERPRISES LTD.IMPORT	—	72,245	—	226,440	—	298,685
SANGO	15,848	53,455	—	—	—	69,303
SAPOTA ENTERPRISE, INC.-IMPORT	1,347	(2,290)	—	—	—	(943)
SATURDAY KNIGHT LTD	—	(1,232)	(2,002)	—	—	(3,233)

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	10/25/08

MOR-5A: LISTING OF AGED ACCOUNTS PAYABLE  - MERCHANDISE

	Number of Days Past Due
VENDOR NAME	Current	0-30	31-60	61-90	Over 90	Total

1888 MILLS L/C	—	—	—	—	—	—
ACME INT ENTERPRISES, INC. IMPORT	$36,631	$14,423	$—	$—	$—	$51,053
SAUNDERS BROS.	—	(2,740)	—	(1,065)	—	(3,805)
SCENT SATION, INC.	—	(349,765)	—	27	—	(349,738)
SDI TECHNOLOGIES L/C	—	3,155	—	—	—	3,155
SELECT MEDIA SERVICES, LLC	(2,275)	28,097	(8,215)	3,293	—	20,900
SENARIO LTD, HKG IMPORT	—	—	—	—	—	—
SERVAAS LABORATORIES, INC.	4,500	—	—	—	—	4,500
SEVENTH GENERATION	—	6,392	2,159	—	—	8,550
SG FOOTWEAR/THE MESSER GROUP	(54)	—	785	989	—	1,720
SHARPER IMAGE THE	—	—	—	—	—	—
SHEDRAIN CORPORATION	—	—	—	(37,591)	—	(37,591)
SHIELD INDUSTRIES, INC.	—	1,503	—	—	—	1,503
SHONFELD’S (USA),INC.L/C	—	—	—	(5)	—	(5)
SHOP TV, INC.	—	(660)	—	—	—	(660)
SHULSINGER SALES	(236)	23,752	—	—	—	23,516
SIMONIZ USA, INC.	—	7,394	—	—	—	7,394
SKOTZ MFG INC.	—	11,358	1,494	—	—	12,852
SMART INVENTIONS	—	13,755	—	—	—	13,755
SNOW RIVER	—	72,716	13,901	—	—	86,617
SNS INTERNATIONAL	10,980	(2,500)	—	1,053	—	9,533
SOLITUDES	(3,544)	(10,513)	—	4,176	—	(9,881)
SOURCE GLOBAL ENTERPRISES INC	—	82,632	—	—	—	82,632
SOURCING NETWORK SALES LLC IMPORT	97,432	984,163	—	(3,942)	—	1,077,653
SPECTRUM BRANDS, INC.	87,545	(42,516)	127	—	—	45,156
SPECTRUM HOME FASHIONS, INC.	31,650	26,584	10	—	—	58,245
SPLASH HOME	—	—	—	—	—	—
SPRING MILL HOME PRODUCTS CORP.	—	1,397	—	—	—	1,397
SPRINGS GLOBAL US, INC.	—	—	—	(1,485)	—	(1,485)
SPRINGS INDUSTRIES	311,214	263,887	—	—	—	575,101
SPRINGS WINDOW FASHIONS	95,931	(6,273)	(2,455)	—	—	87,203
STERLING IMPORT & EXPORT	(3,725)	(2,731)	—	—	—	(6,456)
SUNBEAM PRODUCTS, INC.	10,774	128,769	—	—	—	139,543
SUNBEAM PRODUCTS, INC.	—	295,088	—	(82)	—	295,005
SUNBEAM PRODUCTS, INC.	—	—	—	—	—	—
SUNCAST CORPORATION	122,893	—	(1,100)	—	—	121,793
SUNHAM & CO (USA) INC-IMPORT	(400,000)	(3,362)	—	—	—	(403,362)
SUNHAN INTERNATIONAL TRADING CORP.L	—	(8,463)	—	—	—	(8,463)
SUN-YIN USA INC. IMPORT	—	(1,030)	(6,050)	—	—	(7,080)
SUPREE CREATIONS LTD. L/C	—	—	(147)	—	—	(147)
SURE-FIT PRODUCTS CO.	(58,631)	(30)	—	—	—	(58,661)
SWING-A-WAY MFG. CO.	—	20,070	—	282	—	20,352
TABLETOPS UNLIMITED INC/IMPORT	(38)	(9,929)	—	—	—	(9,967)
TAI-PRO - IMPORT	—	(81)	—	—	—	(81)
TARTAN PRODUCTS COMPANY	—	69	—	—	—	69
TAYLOR PRECISION PRODUCTS	13,728	2,897	—	—	—	16,625
TAYLOR PRECISIONS PRODUCTS	10,632	13,348	—	—	—	23,980
TEAM INTERNATIONAL GROUP	—	357	—	—	—	357
TECH ENTERPRISES, INC.	—	—	—	(5,186)	—	(5,186)
TECHNIMARK,INC.	—	—	—	—	—	—
TELEBRANDS	74,788	265,315	302	122	—	340,527
TEN STRAWBERRY STREET	10,183	2,913	1,290	37	—	14,423
TERSANO (INTERNATIONAL)SRL	(98)	(585)	(303)	(497)	—	(1,482)
TESORO HOME FASHIONS, INC.	—	—	—	379	—	379
TEXSTYLE LLC L/C	(19,220)	59,776	32	—	—	40,588
T-FAL USA	(30,510)	103,482	—	—	—	72,972
THANE DISTRIBUTION GROUP	—	(21,111)	(118,631)	(480)	—	(140,222)
THIRSTYSTONE RESOURCES, INC.	—	7,517	—	—	—	7,517
TIGON LIGHTING IMPORT	(40,000)	(27,376)	(26,415)	(79,750)	—	(173,541)
TRADE AM INTERNATIONAL, INC.	—	(1,429)	—	—	—	(1,429)
TRANS OCEAN IMPORT CO INC	—	—	—	—	—	—
TREND EVOLUTION, LLC	—	—	(316)	—	—	(316)
TRI-COASTAL DESIGN	(810)	—	—	—	—	(810)
TRIPAR INTERNATIONAL INC.	—	—	(814)	—	—	(814)
TRISTAR PRODUCTS INC.	—	(7,326)	—	—	—	(7,326)

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	10/25/08

MOR-5A: LISTING OF AGED ACCOUNTS PAYABLE  - MERCHANDISE

	Number of Days Past Due
VENDOR NAME	Current	0-30	31-60	61-90	Over 90	Total

1888 MILLS L/C	—	—	—	—	—	—
ACME INT ENTERPRISES, INC. IMPORT	$36,631	$14,423	$—	$—	$—	$51,053
TRUDEAU	(13,709)	—	—	11	—	(13,699)
TWEEL HOME FURNISHINGS	—	(360)	(848)	—	—	(1,208)
TWEEZERMAN	—	90,377	—	—	—	90,377
U.S. SHELL INC.	650	—	—	—	—	650
UMBRA LLC	—	33,573	—	—	—	33,573
UNDER THE ROOF DECORATING USA LLC	—	(4,666)	—	(120)	—	(4,786)
UNITED SUPPLY	—	28,473	—	—	—	28,473
UNIVERSAL MERCHANDISE LTD / IMPORT	—	—	(1,485)	(1,414)	—	(2,899)
VALSPAR	—	(121)	—	—	—	(121)
VANSON INTERNATION LIMITED IMPORT	—	(1,217)	(3,339)	(1,485)	—	(6,040)
VANTAGE INC./LEGGETT & PLATT	—	(215)	—	—	—	(215)
VARIMPO USA,LTD.L/C	(8,143)	117,633	48,314	(97)	—	157,707
VELAMOUR	(10)	—	—	—	—	(10)
VERSAILLES HOME FASHIONS INC.	(9)	7,053	13,773	—	—	20,817
VF SPORTSWEAR	(11,326)	288	—	—	—	(11,038)
VICTORIA CLASSICS IMPORT	(1,142,766)	—	110	—	—	(1,142,656)
VICTORY LAND GROUP, INC. L/C	—	46,597	112,742	55,402	—	214,741
VILLEROY & BOCH USA	—	—	(21)	1,869	—	1,847
VIOLIGHT	—	2,947	—	(4,812)	—	(1,865)
VORNADO AIR LLC	(35,775)	—	—	—	—	(35,775)
WALLACE INTERNATIONAL	200	18,524	(13,698)	—	—	5,026
WALPERT INDUTRIES LTD. L/C	—	(3,049)	(10,394)	—	—	(13,443)
WAMSUTTA DOMESTICS	749,982	1,290,298	53,253	20	—	2,093,552
WARING (CONAIR)	97,503	154,340	—	—	—	251,843
WARP BROTHERS	—	10,611	—	—	—	10,611
WATERPIK TECHNOLOGIES	—	477	(91)	(101)	—	285
WAVEMAX ENTERPRISES INC. IMPORT	—	—	(2,188)	—	—	(2,188)
W-C DESIGNS INC	—	11,895	0	—	—	11,895
WELSPUN USA INC. IMPORT	7,154	81,968	(32,796)	—	—	56,327
WESTON GALLERY, THE L/C	(29,735)	64,085	59,183	(80)	—	93,453
WESTPOINT HOME INC IMPORT	224,618	385,417	(43,356)	(4,972)	—	561,706
WESTPOINT STEVENS	16,304	255,663	—	—	—	271,967
WHOLE SPACE INDUSTRIES LTD	332,433	—	—	373,031	—	705,464
WICKER BONANZA LTD. IMPORT	—	(5,050)	(3,368)	(35)	—	(8,453)
WILTON IMPORT	94,714	692,606	—	—	—	787,320
WINE ENTHUSIAST, THE - IMPORT	(1,127)	—	75	38	—	(1,014)
WMS TRADE GROUP INC	11,023	41,960	5,486	—	—	58,469
WMS TRADE GROUP, INC.	—	—	(9,706)	—	—	(9,706)
WOODLORE	(315)	(152)	—	—	—	(468)
WORKMAN PUBLISHING CO.	—	(6,511)	(10,000)	—	—	(16,511)
WORLD KITCHEN INC.	(66,179)	—	—	110,079	—	43,899
WORLD SLEEP PRODUCTS, INC.	—	(6,200)	—	—	—	(6,200)
WYTHE-WILL DISTRBUTING LLC	751,319	353,617	1,047	—	—	1,105,983
XCELL INTERNATIONAL CORP.	—	24,275	(33)	—	—	24,242
XIAMEN STAR ARTS & CRAFTS CO LTD LC	—	—	—	(1,100)	—	(1,100)
YANKEE CANDLE COMPANY	298,248	924,104	(18,000)	—	—	1,204,352
YOTRIO INTERNATIONAL LLC IMPORT	—	—	—	(377)	—	(377)
YUNG JOHANN HILLMAN INC.	—	9,234	11,160	—	—	20,394
ZADRO PRODUCTS, INC.	—	(4,216)	—	—	—	(4,216)
ZAGAT SURVEY	(1,808)	(808)	(467)	186	—	(2,898)
ZRIKE CO., THE	—	(2,425)	3,397	—	—	972

	$10,685,128	$22,476,655	$(552,850)	$138,186	$—	$32,747,119

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	10/25/08

MOR-5A: LISTING OF ACCOUNTS PAYABLE - EXPENSE

	Number of Days Past Due
Vendor Name	Current	0-30	31-60	61-90	Over 90	Total

4R SYSTEMS, INC.	$36,132	$—	$—	$—	$—	$36,132
AAA-MAIL STOP 2	8,325	—	—	—	—	8,325
ACME WINDOW CLEANING, INC.	203	—	—	—	—	203
ADT SECURITY SERVICES	579	—	—	—	—	579
ADT SECURITY SERVICES	6,407	(28)	—	—	—	6,379
ADVANCED POWER TECHNOLOGIES	4,395	—	—	—	—	4,395
ADVANCED RECOVERY, INC.	809	—	—	—	—	809
ADVANTAGE 1 DISTRIBUTING, INC.	649	—	—	—	—	649
AFA PROTECTIVE SYSTEMS, INC.	18,464	—	—	—	—	18,464
AFFORDABLE LANDSCAPING, LLC	349	—	—	—	—	349
ALPINE MECHANICAL SERVICES LLC	53,381	—	—	—	—	53,381
ALTERNATIVES IN ENGINEERING,	44,662	—	—	—	—	44,662
AMBROSI	20,657	—	—	—	—	20,657
AMERICAN ALARM SYSTEMS	75	—	—	—	—	75
AMERICAN ARBITRATION ASSOC.	12,225	—	—	—	—	12,225
AMERICAN EXPRESS INCENTIVE	3,390	—	—	—	—	3,390
AMERICAN PROJECT & REPAIR, INC	10,065	—	—	—	—	10,065
AMERICAN RED CROSS	150	—	—	—	—	150
AMERICAN RIVER INTERNATIONAL	6,900	—	—	—	—	6,900
AMERICAN SERVICES INC.	22,373	—	—	—	—	22,373
ANDREW S JHAWAR	—	—	—	—	10,000	10,000
ANDY VIEIRA	—	138	1,045	—	(1,286)	(103)
ANSER-FONE	45	—	—	—	—	45
ARAMARK UNIFORM SERVICES	1,328	—	—	—	—	1,328
ARBON EQUIPMENT CORPORATION	2,369	—	—	—	—	2,369
ARIBA, INC.	14,250	—	—	—	—	14,250
ASSOCIATED/ACC INTERNATIONAL	144	—	—	—	—	144
AUTO DOORS INC. OF GA	12,462	—	—	—	—	12,462
BAPTISTWORXS-FERN VALLEY	66	—	—	—	—	66
BICSEC SECURITY INC.	120	—	—	—	—	120
BOSS FACILITY SERVICES, INC.	67,740	—	—	—	—	67,740
BRANT SCREEN CRAFT	8,051	—	—	—	—	8,051
BRINCO MECHANICAL SERVICES INC.	9,179	—	—	—	—	9,179
BROCKS FP, INC.	1,101	—	—	—	—	1,101
BUREAU VERITAS HONG KONG	6,600	—	—	—	—	6,600
C & H DISTRIBUTORS, INC.	407	—	—	—	—	407
CARDINAL CARRYOR	4,161	—	—	—	—	4,161
CARL J. CINCOTTA, JR.	1,270	—	—	—	—	1,270
CARLSON MARKETING GROUP	270	—	—	—	—	270
CASS INFORMATION SYSTEMS	6,300	—	—	—	—	6,300
CED	1,132	—	—	—	—	1,132
CHECKPOINT	3,127	—	—	—	—	3,127
CINTAS CORPORATION	570	—	—	—	—	570
CIRIO SOFTWARE, INC.	4,050	—	—	—	—	4,050
CITY OF FAYETTEVILLE	50	—	—	—	—	50
CLASSIC MARKING PRODUCTS, INC.	36	—	—	—	—	36
CLEAN IMAGE CUSTODIAL	11,074	—	—	—	—	11,074
CLEAR-VU WINDOW CLEANING INC	97	—	—	—	—	97
CMS STAFFING	2,022	—	—	—	—	2,022
COALFIRE SYSTEMS INC.	8,880	—	—	—	—	8,880
COMFOR SYSTEM USA	38,188	—	—	—	—	38,188
COMMAND SECURITY CORPORATION	25,847	—	—	—	—	25,847
COMMERCIAL AIR SYSTEMS INC	12,591	—	—	—	—	12,591
COMMONWEALTH COMMUNICATIONS	870	—	—	—	—	870
CONNEXUS ENERGY #606	—	3,222	—	—	—	3,222
CONTROL TECH AMERICAS LLC	3,993	—	—	—	—	3,993
CORPORATE SAFE SPECIALISTS	3,331	—	—	—	—	3,331
CREATIVE DESIGN UNLIMITED, LLC	12,150	—	—	—	—	12,150
CRUSH BEARINGS & DRIVES INC	5,845	—	—	—	—	5,845
CSM Bonaventure Limited	—	—	—	—	(12,725)	(12,725)
DAMIAN J GIANGIACOMO	—	—	—	—	10,000	10,000

MOR-5A

1

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	10/25/08

MOR-5A: LISTING OF ACCOUNTS PAYABLE - EXPENSE

	Number of Days Past Due
Vendor Name	Current	0-30	31-60	61-90	Over 90	Total

DDR MDT MARKETPLACE AT	—	—	—	(1,948)	—	(1,948)
DECISIONPOINT SYSTEMS CT INC.	150	—	—	—	—	150
DELAWARE RIVER LAND CO., LLC	—	—	—	—	13,572	13,572
DENTCO	6,489	—	—	—	—	6,489
DENVILLE HARDWARE & PAINT CO.	592	(32)	—	—	—	560
DETERRENT TECHONOLOGIES	1,437	—	—	—	—	1,437
DIAMOND CUT LAWN SERVICE	1,569	—	—	—	—	1,569
DIGITAL STORAGE SOLUTIONS INC.	1,403	—	—	—	—	1,403
DIRECT SOURCE INC.	9,378	—	—	—	—	9,378
DISCOVERY REFUSE MANAGEMENT INC.	199,798	—	—	—	—	199,798
DISH NETWORK	—	—	—	6	—	6
DIVERSIFIED TECHNICAL SOLUTION	1,656	—	—	—	—	1,656
DOVELL WINDOW CLEANING CO.,INC	159	—	—	—	—	159
DUNBAR ARMORED	16,511	—	—	—	—	16,511
DURABLE ROOFING CO.	3,100	—	—	—	—	3,100
DWM	1,459	—	—	—	—	1,459
EAST COAST TURF	500	—	—	—	—	500
EASYLINK SERVICES INT’L CORP	105	—	—	—	—	105
EMCO INC	122	—	—	—	—	122
ERDNER BROS, INC.	6	—	—	—	11,778	11,784
F & A DATA SYSTEMS, INC.	10,000	—	—	—	—	10,000
FACILITIES MANAGEMENT SERVICES	6,066	—	—	—	—	6,066
FIBERLINK COMMUNICATIONS CORP	23,195	—	—	—	—	23,195
FISH WINDOW CLEANING	294	—	—	—	—	294
FOOD EXPRESS, INC.	92	—	—	—	—	92
G & K SERVICES	711	—	—	—	—	711
GARDA CL ATLANTA	30,489	—	—	—	—	30,489
GE CAPITAL	561	—	—	—	—	561
GENESIS FACILITY MANAGEMENT	4,565	—	—	—	—	4,565
GEORGE G GOLLEHER	—	—	—	—	10,000	10,000
GEORGIA DEPARTMENT OF LABOR	145	—	—	—	—	145
GIFT CARD PARTNERS	50,000	—	—	—	—	50,000
GLL US Retail LP Legacy Place	—	—	—	(8,091)	(863)	(8,955)
GLOBAL FACILITY SOLUTIONS INC	6,725	—	—	—	—	6,725
GRAPHIC TECHNOLOGY SERVICES,	1,616	—	—	—	—	1,616
GREGORY BURKE	—	—	44	(73)	—	(29)
HARTE HANKS DIRECT MKTG -MD	20,583	—	—	—	—	20,583
HORIZON NATIONAL CONTRACT	148,302	—	—	—	—	148,302
HYUNDAI AMERICAN SHIPPING	—	6,829	—	—	—	6,829
IBM CORP	178	—	—	—	—	178
INDUSTRIAL BUILDING SERV., INC	25,242	—	—	—	—	25,242
INFINITY ELEVATOR COMPANY, INC	362	—	—	—	—	362
INLAND SOUTHWEST MANAGEMENTLLC	—	(257)	—	—	—	(257)
INLAND U.S. MANAGEMENT LLC	—	—	—	(1,082)	—	(1,082)
INLAND US MANAGEMENT LLC	—	—	(51)	—	—	(51)
INLAND US MANAGEMENT, LLC	—	—	—	—	250	250
INLAND US MANAGEMENT, LLC	—	—	—	(329)	—	(329)
INLAND US MGMT, LLC/BLDG #6195	—	—	(3,659)	—	—	(3,659)
INSERTS EAST INC.	17,229	—	—	—	—	17,229
INTEGRITY STAFFING SOLUTIONS	20,956	—	—	—	—	20,956
IRON MOUNTAIN RECORDS	10,897	—	—	—	—	10,897
ITA GROUP	11,622	—	—	—	—	11,622
JARED LEIMAN	—	—	—	—	(75)	(75)
JDA SOFTWARE SERVICES,INC	4,234	—	—	—	—	4,234
JOHN CONTI COFFEE COMPANY	885	—	—	—	—	885
JOHNSON CONTROLS	887	—	—	—	—	887
JOMARK	175	—	—	—	—	175
KAYSER’S DAIRY, INC.	2,465	—	—	—	—	2,465
KDM-POP SOLUTIONS GROUP	1,445	—	—	—	—	1,445
KEY EQUIPMENT FINANCE	4,513	—	—	—	—	4,513
KIR MIDDLETOWN 041, LLC	—	—	(238)	—	—	(238)

MOR-5A

2

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	10/25/08

MOR-5A: LISTING OF ACCOUNTS PAYABLE - EXPENSE

	Number of Days Past Due
Vendor Name	Current	0-30	31-60	61-90	Over 90	Total

LABOR WORKS OF LOUISVILLE	11,344	—	—	—	—	11,344
LANGE’S LAWN SERVICE	1,585	—	—	—	—	1,585
LEE HECHT HARRISON, INC.	3,300	—	—	—	—	3,300
LEE S. NEIBART	—	—	—	—	10,000	10,000
LEGGETT & PLATT CHARLESTON	2,277	—	—	—	—	2,277
LIEBERT CORP.	2,882	—	—	—	—	2,882
LIFE CARE MEDICAL CENTER	115	—	—	—	—	115
LOWITT ALARMS & SECURITY	323	—	—	—	—	323
LP NETWORK INC.	13,947	—	—	—	—	13,947
MAINTENANCE SERVICES, INC.	211	—	—	—	—	211
MANDEVILLE SIGNS INC.	6,113	—	—	—	—	6,113
MARANGE PRINTING	2,440	—	—	—	—	2,440
MARIN’S USA TPS	23,628	—	—	—	—	23,628
MASON INVESTMENT	4,000	—	—	—	—	4,000
MASSGLASS & DOOR SERVICE,INC.	10,537	—	—	—	—	10,537
MAYER LABS PRESS, INC.	8,150	—	—	—	—	8,150
MERCER STREET DESIGN WORKS	3,500	—	—	—	—	3,500
METRO DOOR	1,454	—	—	—	—	1,454
METRO TECH	49,910	—	—	—	—	49,910
MICRO GRAPHIC INFORMATION SER, INC.	2,366	—	—	—	—	2,366
MIDLAND INFORMATION SYSTEMS,	5,795	—	—	—	—	5,795
MIDLAND PAPER COMPANY	—	—	—	(155)	—	(155)
MMCDD	1,125	—	—	—	—	1,125
MONTI INDUSTRIES	865	—	—	—	—	865
MOORE BUSINESS FORMS,INC.	42	—	—	—	—	42
MR. JOHN	159	—	—	—	—	159
NCR	10,763	—	—	—	—	10,763
NETWORK ELECTRICAL SERVICES	86,434	—	—	—	—	86,434
NORTH EASTERN CHEMICALS, INC.	905	—	—	—	—	905
OCE IMAGISTICS INC	552	—	—	—	—	552
OFFICE DEPOT	105	—	—	—	—	105
PERKAROMA	7,999	—	—	—	—	7,999
PETER COPSES	—	—	—	—	10,000	10,000
PINNACLE PACKAGING, INC.	3,660	—	—	—	—	3,660
PREMIER TRANSPORTATION	15,710	—	—	—	—	15,710
PRODATA COMPUTER SERVICES, INC	675	—	—	—	—	675
PROTECTORS SECURITY SERV. INC	2,176	—	—	—	—	2,176
Q NET	126,900	—	—	—	—	126,900
QUALITY REPRO CENTERS, INC	45	—	—	—	—	45
QUALITY SOLUTIONS, INC.	15,701	—	—	—	—	15,701
R.W. ROGERS COMPANY INC	100	—	—	—	—	100
REXEL CAPITOL LIGHTING INC	8,044	—	—	—	—	8,044
RIVERDALE CROSSING, LLC	—	—	(2,594)	—	—	(2,594)
RSM MAINTENANCE LLC	20,886	—	—	—	—	20,886
RUTGERS UNIVERSITY	600	—	—	—	—	600
S & S SYTEMS LLC	3,583	—	—	—	—	3,583
SANFORD LEVINE & SONS	620	—	—	—	—	620
SCHAEFFER ELECTRIC CO., INC.	482	—	—	—	—	482
SCHWARZ	183,495	—	—	—	—	183,495
SHOP LOCAL	962	—	—	—	—	962
SHORT CUTS LAWNCARE	2,000	—	—	—	—	2,000
SHRM	160	—	—	—	—	160
SMG SECURITY SYSTEM INC.	25	—	—	—	—	25
SOFTWARE HOUSE INTERNATIONAL	1,813	—	—	—	—	1,813
SPECIALIZED TECHNOLOGY	59,483	—	—	—	—	59,483
SPHERION CORP	6,830	—	—	—	—	6,830
SPOKANE FIRE DEPARTMENT	15	—	—	—	—	15
ST.IVES INC AVANTI	29,145	—	—	—	—	29,145
STAMLER MACHINE	1,060	—	—	—	—	1,060
STANDARD PARKING	320	—	—	—	—	320
STANDARD REGISTER	3,538	—	—	—	—	3,538

MOR-5A

3

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	10/25/08

MOR-5A: LISTING OF ACCOUNTS PAYABLE - EXPENSE

	Number of Days Past Due
Vendor Name	Current	0-30	31-60	61-90	Over 90	Total

STATE SYSTEMS, INC.	3,060	—	—	—	—	3,060
STONER BUNTING ADVERTISING	5,000	—	—	—	—	5,000
SUNGUARD AVAILABILITY SERV.LP	10,000	—	—	—	—	10,000
SUPERIOR LANDSCAPE INC.	1,848	—	—	—	—	1,848
T.L.ASHFORD & ASSOCIATES	1,500	—	—	—	—	1,500
TALEO CORP	891	—	—	—	—	891
TALX CORPORATION	11,047	—	—	—	—	11,047
TECHNOLOGY RECOVERY GROUP	30	—	—	—	—	30
TEMPTATION VENDING L.L.C.	80	—	—	—	—	80
THE PAIGE COMPANY, INC.	431	—	—	—	—	431
TIFFANY & CO.	1,460	—	—	—	—	1,460
TRADECARD INC.	2,912	—	—	—	—	2,912
TRIAD COPY DATA	634	—	—	—	—	634
TRI-COUNTY PEST CONTROL	123	—	—	—	—	123
TRI-DIM FILTER CORP.	39,919	—	—	—	—	39,919
ULINE	238	—	—	—	—	238
ULTRA - PAK	8,569	—	—	—	—	8,569
US HEALTHWORKS	39	—	—	—	—	39
US LAWNS OF GREENSBORO	870	—	—	—	—	870
USIS COMMERCIAL SERVICES INC	30,217	—	—	—	—	30,217
VETERANS WORLDWIDE MAINT	1,740	—	—	—	—	1,740
VILLA LIGHTING SUPPLY	257	—	—	—	—	257
W.B. MASON CO, INC.	8,696	—	—	—	—	8,696
WAKE COUNTY REVENUE DEPARTMENT	25,955	—	—	—	—	25,955
WATCHUNG SPRING WATER CO. INC.	122	—	—	—	—	122
WAUKESHA STORAGE, LLC	478	—	—	—	—	478
WILLIAMS FOOD SERVICE	115	—	—	—	—	115
WORKFORCE SAFETY & INSURANCE	1,843	—	—	—	—	1,843
XEROGRAPHIC DOCUMENT SOLUTIONS	1,366	—	—	—	—	1,366
XEROX CORP.	801	—	—	—	—	801
XEROX CORPORATION	1,602	—	—	—	—	1,602

	$2,081,471	$9,872	$(5,453)	$(11,672)	$60,649	$2,134,867

MOR-5A

4

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	10/25/08

MOR-6: ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Amount

Accounts Receivable Reconciliation
Total Accounts Receivable at the Beginning of the Reporting Period	$35,978,423
Plus: Amounts Billed During the Period	41,876,138
Less: Amounts Collected During the Period	(2,038,162)
Total Accounts Receivable at the End of the Reporting Period	$75,816,399

Accounts Receivable Aging
0 - 30 Days Old	$72,951,485
31 - 60 Days Old	97,258
61 - 90 Days Old	62,483
91+ Days Old	2,836,426
Total Accounts Receivable	75,947,653
Amounts Considered Uncollectible (bad debt)	(131,254)
Accounts Receivable (net)	$75,816,399

DEBTOR QUESTIONNAIRE

Question		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period?	X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3.	Have all postpetition tax returns been timely filed?	X
4.	Are workers compensation, general liability, and other necessary insurance coverages in effect?	X
5.	Has any bank account been opened during the reporting period?		X

Explanations to Debtor Questionnaire:
1.	The Bankruptcy Court has approved liquidation sales in the Debtors’ stores. The Debtors continued to to conduct the inventory and fixed asset liquidation sales during the reporting period.
2.	N/A
3.	N/A
4.	N/A
5.	N/A

MOR-6